SUPPLEMENT DATED AUGUST 28, 1997 TO THE PROSPECTUS DATED MAY 1, 1997
           FOR THE PRINFLEX LIFE(R) VARIABLE LIFE INSURANCE PROSPECTUS

The following paragraph is added under the heading "Optional Insurance Benefits" on page 27:

We will, subject to state availability, offer an Extended Maturity rider to the policyowner six months prior to the contract's maturity date. This rider will allow, under certain conditions, the contract to remain in force until the insured's death with a death benefit being paid rather than maturing the contract.

However, this death benefit guarantee rider as discussed on this page and on page 95 is not available in the Commonwealth of Massachusetts. Information concerning this and other supplementary benefits may be obtained from an authorized agent of the Company.

LV 70 S

                          Prospectus Dated May 1, 1997


     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT PrinFlex LIFE(R) -- FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


     "PrinFlex Life(R) ," the flexible premium variable universal life insurance policy (the "Policy" or the "Policies") offered by Principal Mutual Life Insurance Company ("Company") and described in this Prospectus is designed to provide lifetime insurance protection and maximum flexibility in connection with premium payments and death benefits. A policyowner may, within limits, vary the frequency and amount of premium payments and increase or decrease the face amount of the life insurance benefit under the Policy. This flexibility allows a policyowner to provide for changing life insurance needs within a single insurance policy.

     Neither premium payments nor death benefits are deposits or obligations of, or guaranteed by or endorsed by any bank. Premium payments and death benefits are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     The Policy provides : (1) a death benefit upon the insured's death; (2) policy loans; and (3) a net surrender value accessible by a partial or total surrender of the Policy.

     Policy values may be accumulated on a fixed basis or vary with the investment performance of the division of the Principal Mutual Life Insurance Company Variable Life Separate Account to which the policyowner allocates policy values. Each division invests in a corresponding open-end, management investment company, or a separate investment portfolio thereof ("Mutual Fund"). The accompanying prospectuses describe the investment objectives and the attendant risks of the Mutual Funds currently offered as investment choices under the
Policy: Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc. ("Principal Mutual Funds"), Fidelity Variable Insurance Products Fund II: Contrafund Portfolio ("Fidelity VIP II Contrafund Portfolio"), Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio ("Fidelity VIP Equity-Income Portfolio") and Fidelity Variable Insurance Products Fund: High Income Portfolio ("Fidelity VIP High Income Portfolio").

     Prospective purchasers of this Policy are advised that replacement of existing insurance coverage may not be financially advantageous. It may also be disadvantageous to purchase a Policy as a means to obtain additional insurance protection if the purchaser already owns a flexible premium universal variable life insurance policy.

     Please read this prospectus carefully and retain it for future reference. This Prospectus is valid only if accompanied or preceded by the current prospectuses for the Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II and Principal Mutual Funds.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS ................................. 4

SUMMARY ................................................... 5

     The Policy............................................ 5

     Premiums.............................................. 6

     Policy Value.......................................... 6

     Transfers............................................. 6

     Policy Loans.......................................... 6

     Total and Partial Surrenders...........................7

     Charges and Deductions ............................... 7

     Maturity Proceeds..................................... 8

     Death Benefit and Proceeds............................ 8

     Adjustment Options.................................... 8

     Termination and Reinstatement......................... 8

     Policy "Free Look".................................... 10

     Distribution of the Policy............................ 10

     Tax Consequences of the Policy........................ 10

DESCRIPTION OF PRINCIPAL MUTUAL
LIFE INSURANCE COMPANY ....................................10

PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY VARIABLE LIFE SEPARATE
ACCOUNT....................................................10

     Separate Account Divisions............................11

PURCHASING A POLICY........................................13

     Purchase Procedures...................................13

     Payment of Premiums...................................13

     Premium Limitations...................................14

     Allocation of Premiums................................14

     Policy "Free Look"....................................14

VALUES AND POLICY FEATURES WHILE
THE POLICY IS IN FORCE.....................................15

     Policy Values.........................................15

     Transfers.............................................15

     Policy Loans..........................................16

     Total and Partial  Surrenders.........................17

DEATH BENEFITS AND RIGHTS..................................17

     Death Proceeds........................................17

     Death Benefit.........................................18

     Applicable Percentage.................................18

     Change in Death Benefit Option........................19

     Adjustment Options....................................19

CHARGES AND DEDUCTIONS.....................................20

     Premium Expense Charge................................20

     Monthly Policy Charge.................................20

     Cost of Insurance Charge..............................20

     Administration Charge.................................21

     Mortality and Expense Risks Charge....................21

     Transaction Charge....................................21

     Surrender Charge......................................21

     Contingent Deferred Sales Charge......................22

     Contingent Deferred Administration Charge.............22

     Surrender Charge Percentage...........................22

     Sales Charge Limitations..............................22

     Other Charges.........................................23

     Special Provisions for Group or Sponsored
     Arrangements..........................................23

THE FIXED ACCOUNT..........................................23

POLICY TERMINATION AND REINSTATEMENT.......................24

     Policy Termination....................................24

     Reinstatement.........................................25

OTHER MATTERS..............................................25

     Voting Rights.........................................25


     Statement of Values....................................26


     Service Available by Telephone........................26

GENERAL PROVISIONS.........................................26

     Addition, Deletion, or Substitution of
     Investments...........................................26

     Optional Insurance Benefits...........................27

     The Contract..........................................27

     Incontestability......................................27

     Misstatements.........................................28

     Suicide...............................................28

     Ownership.............................................28

     Beneficiaries.........................................28

     Benefit Instructions..................................28

     Postponement of Payments..............................28

     Assignment............................................28

     Policy Proceeds.......................................29

     Participating Policy..................................29

     Right to Exchange Policy..............................29

DISTRIBUTION OF THE POLICY.................................30

OFFICERS AND DIRECTORS OF
PRINCIPAL MUTUAL LIFE INSURANCE
COMPANY....................................................31

STATE REGULATION OF PRINCIPAL
MUTUAL LIFE INSURANCE COMPANY..............................32

FEDERAL TAX MATTERS........................................32

     Tax Status of the Company and the Separate
     Account...............................................33

     Charges for Taxes.....................................33

     Diversification Standards.............................33

     Life Insurance Status of Policy.......................33

     Modified Endowment Contract Status....................33

     Policy Surrenders and Partial Surrenders..............34

     Policy Loans and Interest Deductions..................34

     Corporate Alternative Minimum Tax.....................35

     Exchange or Assignments of Policies...................35

     Withholding...........................................35

     Taxation of Accelerated Death Benefits................35

     Other Tax Issues......................................35

EMPLOYEE BENEFIT PLANS.....................................35

LEGAL PROCEEDINGS..........................................35

LEGAL OPINION..............................................35

INDEPENDENT AUDITORS.......................................36

REGISTRATION STATEMENT.....................................36

FINANCIAL STATEMENTS.......................................36


     Report of Independent Auditors........................38

     Variable Life Separate Account
     Financial Statements..................................39

     Report of Independent Auditors........................51

     The Principal Financial Group
     Financial Statements..................................52

APPENDIX A - SAMPLE ILLUSTRATIONS OF
POLICY VALUES, SURRENDER VALUES AND
DEATH BENEFITS.............................................85

APPENDIX B - TARGET PREMIUM................................90

APPENDIX C - EXCHANGE OFFER ...............................91


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. PRINCIPAL MUTUAL LIFE INSURANCE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE PROSPECTUSES FOR THE UNDERLYING MUTUAL FUNDS OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THESE FUNDS.

GLOSSARY OF SPECIAL TERMS

     Attained Age - The insured's age on the birthday preceding the last Policy Anniversary.

     Business Day - Any day that the New York Stock Exchange is open for trading, and trading is not restricted.

     Division - A part of the Separate Account to which Net Premiums may be allocated which invests in shares of a single Mutual Fund. The value of an investment in a Division is variable and is not guaranteed.

     Effective Date - The date on which all requirements for issuance of a Policy have been satisfied.

     Face Amount - The minimum death benefit of a Policy so long as the Policy remains in force.

     Fixed Account - That part of Policy Value that reflects the value in the general account of the Company.

     General Account - The assets of the Company other than those allocated to any of the Separate Accounts of the Company.

     Guideline Annual Premium - The level annual payment necessary to provide the death benefit under a Policy, through maturity, based on the 1980 Commissioners Standard Ordinary Mortality Table, a 5% assumed interest rate, and the fees and charges specified for a Policy.

     Internal Revenue Code - The Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder. Reference to the Internal Revenue Code means such Internal Revenue Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

     Investment Account - That part of the Policy Value that reflects the value in one of the Divisions of the Separate Account.

     Loan Account - That part of the Policy Value that reflects the value transferred from the Fixed Account or Separate Account as collateral for a policy loan.

     Maturity Date - The Policy Anniversary following the insured's 95th birthday.

     Monthly Date - The day of the month which is the same as the day of the Policy Date. For example, if the Policy Date is June 10, 1997, the first Monthly Date is July 10, 1997.

     Monthly Policy Charge - The amount subtracted from the Policy Value on each Monthly Date equal to the sum of the cost of insurance and additional benefits provided by any rider plus the monthly administration charge and mortality and expense risks charge in effect on the Monthly Date.

     Mutual Fund - A registered, open-end, management investment company, or a separate investment portfolio thereof, in which a Division of the Separate Account invests.

     Net Premium - The gross premium less the deductions for the Premium Expense Charge. It is the amount of premium allocated to the Fixed Account or Investment Accounts.

     Net Surrender Value - The Surrender Value of the Policy reduced by any unpaid loans and loan interest.

     Notice - Any form of communication received in the Company's home office providing the information needed by the Company, either in writing or another manner approved in advance by the Company.

     Policy Date - The Policy Date is the date from which Monthly Dates and Policy Years and Anniversaries are determined.

     Policy Value - The sum of the values in the Loan Account, Fixed Account and Investment Accounts.

     Policy Years and Anniversaries - The Policy Years and Anniversaries computed from the Policy Date. Example: If the Policy Date is May 5, 1997, the first Policy Year ends on May 4, 1998 and the first Policy Anniversary falls on May 5, 1998.

     Premium Expense Charge - The charge deducted from premium payments to cover a sales charge, state and local premium taxes and federal taxes.

     Prorated Basis - The proportion that the value of a particular Investment Account or Fixed Account for a Policy bears to the total value of all Investment Accounts and the Fixed Account for that Policy.

     Separate Account - Principal Mutual Life Insurance Company Variable Life Separate Account, a registered unit investment trust with Divisions and segregated assets, to which Net Premiums may be allocated.

     Surrender Charge - A charge assessed upon total surrender of a Policy or termination of a Policy when a grace period expires without sufficient premium payment.

     Surrender Value - The Policy Value reduced by the Surrender Charge.

     Target Premium - A premium amount used to determine the maximum sales charge that is included as part of the Premium Expense Charge and any applicable contingent deferred sales charge under a Policy. Target Premiums are set forth in Appendix B. The policyowner will be advised of the Target Premium for any increase in face amount.

     Unit - The accounting measure used to calculate Division values.

     Valuation Period - The period between the time as of which the net asset value of a Mutual Fund is determined on one business day and the time as of which that value is determined on the next following business day.

     Written Request - Actual delivery to the Company at its home office in Des Moines, Iowa, of a written notice or request, signed and dated, on a form supplied or approved by the Company.

 SUMMARY

     THE FOLLOWING SUMMARY IS INTENDED TO PROVIDE A GENERAL DESCRIPTION OF THE MOST IMPORTANT POLICY FEATURES. IT IS NOT COMPREHENSIVE AND SHOULD BE READ IN CONJUNCTION WITH THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS.

The Policy

     The Policy is designed to provide a policyowner with lifetime insurance protection and flexibility in connection with the amount and frequency of premium payments and the amount of life insurance proceeds payable under the Policy. A policyowner may, subject to certain limitations, vary the frequency and amount of premium payments. The Policy is a life insurance contract with a death benefit, Policy Value, and other features traditionally associated with life insurance.

     The policyowner allocates Net Premium Payments to one or more of the Fixed Account and the Divisions of the Principal Mutual Life Insurance Company Variable Life Separate Account. Allocations to the Divisions of the Separate Account are invested in shares of a particular Mutual Fund. Allocation instructions may be changed at any time and transfers may be made subject to certain conditions.

     The Mutual Funds in which the Divisions currently invest are as follows:

                                                     Mutual Fund in
              Division                         which the Division Invests
              -----------------------------------------------------------
 Aggressive Growth Division              Principal Aggressive Growth Fund
 Asset Allocation Division               Principal Asset Allocation Fund
 Balanced Division                       Principal Balanced Fund
 Bond Division                           Principal Bond Fund
 Capital Accumulation Division           Principal Capital Accumulation Fund
 Emerging Growth Division                Principal Emerging Growth Fund
 Government Securities Division          Principal Government Securities Fund
 Growth Division                         Principal Growth Fund
 Money Market Division                   Principal Money Market Fund
 World Division                          Principal World Fund
 Fidelity Contrafund Division            Fidelity VIP II Contrafund Portfolio
 Fidelity Equity-Income Division         Fidelity VIP Equity-Income Portfolio
 Fidelity High Income Division           Fidelity VIP High Income Portfolio

Premiums

     The required initial premium payment is equal to the minimum monthly premium shown on the Policy's current data pages. Payment of a minimum premium is required during the first twenty-four policy months (the "Minimum Required Premium"). If the face amount of the Policy is increased during the first twenty-four policy months, the Minimum Required Premium will increase for the remainder of the twenty-four month period following the date of the face amount increase. Payment of the Minimum Required Premium ensures that the Policy will not enter a grace period during the first twenty-four Policy months, unless a policy loan is taken. See "Policy Termination and Reinstatement" and "Policy Loans". The Company allows payments in accordance with the planned periodic premium schedule established by the policyowner in the application (annual, semiannual, quarterly, or preauthorized withdrawal payments of premium on a monthly basis). However, if the minimum monthly premium is less than $30, only a planned periodic premium schedule that would result in a payment of $30 or more will be made available to the policyowner. The Company also allows unscheduled premium payments of $30 or more. The planned periodic premium schedule indicates the preference of the policyowner only, and other than payment of the Minimum Required Premium, payment of premiums is not required. (However, the death benefit guarantee premium must be paid to maintain the death benefit guarantee rider. See "Optional Insurance Benefits.") Changes in frequency, as well as increases or decreases in the amount of planned periodic premiums, may be made. However, the total of all premiums, planned and otherwise, cannot exceed the current maximum premium limitations set forth in the Internal Revenue Code to qualify a Policy as a life insurance contract. At any time there is an outstanding policy loan, if a payment cannot be identified as a premium payment, it will be considered a loan repayment.

     All Net Premium payments received prior to the Effective Date and during the first 20 days from the Effective Date are allocated to the Money Market Division of the Separate Account. On the 21st day from the Effective Date, the Policy Value held in the Money Market Division is transferred to the Divisions and the Fixed Account in accordance with the policyowner's direction for allocation of premium payments. (If the 21st day from the Effective Date is not a Business Day, the transfer will occur on the first Business Day thereafter). Net Premium payments received after the Policy Value in the Money Market
Division is transferred to the Divisions and the Fixed Account are allocated among the Divisions and the Fixed Account in accordance with the directions in the application for the Policy.

Policy Value

     The Policy Value reflects the following: premium payments made; investment performance of the Divisions to which amounts have been allocated; interest credited by the Company to amounts allocated to the Fixed Account; partial withdrawals; loans taken; repayment of loans; and deduction of charges described below under "Charges And Deductions." The Policy Value is the sum of the values in the Investment Accounts, the Fixed Account and the Loan Account.

     Investment Account. An Investment Account is established under the Policy for each Division of the Separate Account to which Net Premiums or transfer amounts have been allocated. An Investment Account measures the interest of the Policy in the corresponding Division. The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Mutual Fund shares held in the corresponding Division. See "Policy Value".

     Fixed Account. The Fixed Account consists of that portion of the Policy Value based on Net Premiums allocated to, and amounts transferred to, the general account of the Company. The Company credits interest on amounts in the Fixed Account at an effective annual rate guaranteed to be at least 3%. See "Fixed Account."

     Loan Account. When a policy loan is taken, the Company will establish a Loan Account under the Policy and will transfer an amount equal to the amount of the loan from the Investment Accounts and/or the Fixed Account to the Loan Account. The Company will credit interest to amounts in the Loan Account at an effective annual rate of at least 6% through Policy Year ten at which point interest is credited at 7.75%. See "Policy Loans."

Transfers

     Scheduled and unscheduled transfers of Policy Value among Divisions and the Fixed Account may be made by a policyowner, subject to certain conditions and charges. The Company has reserved the right to revoke or modify transfer privileges and charges, except where prohibited by state law. See "Transfers."

Policy Loans

     A policyowner may borrow against the Policy Value at any time the Policy has Net Surrender Value. The minimum amount for a loan is $500. Interest is charged on policy loans at an annual rate of eight percent during any period the loan is outstanding. Loan interest is payable at the end of each Policy Year. All policy loans and loan interest will be deducted from proceeds payable at the insured's death, upon maturity, or upon total surrender. See "Policy Loans."

Total and Partial Surrenders

     A policyowner may elect to make a total surrender of the Policy and receive its Net Surrender Value determined as of the date the Company receives the policyowner's Written Request. A Surrender Charge is imposed upon total surrender of a Policy at any time within the first ten years after the Policy Date. In addition, any increase in face amount is subject to a Surrender Charge upon total surrender of the Policy at any time within ten years after the effective date of the adjustment. After the second Policy Year, the policyowner may request a partial surrender of the Policy Value, but no more than two times per Policy Year. The minimum amount for a partial surrender is $500 and aggregate partial surrenders during a Policy Year cannot exceed 75% of the Policy's Net Surrender Value at the time the first partial surrender is requested. A transaction charge of the lesser of $25 or two percent of the amount of the partial surrender is imposed on each partial surrender. The Policy Value is reduced by the amount of any partial surrender plus the transaction charge. The amount surrendered will be withdrawn from the Policy on a last-in first-out basis. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy's face amount is also reduced by the amount of the partial surrender plus the transaction charge.

Charges and Deductions

     Charges under the Policy are assessed as:

         (1)  deductions from premiums
              o sales  load of 2.75% of  premiums  less  than or equal to Target
                Premium and .75% of premiums in excess of Target Premium, made during each of the first ten Policy Years and, with respect to premiums attributable to any face amount increase, made during each of the first ten years following the increase
              o  2.20% state and local taxes
              o  1.25% federal taxes

         (2) Surrender Charges upon termination or total surrender made during the first ten Policy Years (and ten years after an increase in the Policy face amount) equal to a percentage (described in the table below) of the sum of the following:
              o deferred administrative charge of $3 for each $1,000 of face amount (but no greater than $1,500 per Policy), and o deferred sales charge of 47.25% of premiums paid up to a maximum of two Target Premiums (or less for persons age 66 and older. See "Contingent Deferred Sales Charge")

                                      Surrender               Surrender Charge
                                         Year                     Percentage

                                         1-5                       100.0%
                                           6                        95.24%
                                           7                        85.71%
                                           8                        71.43%
                                           9                        52.38%
                                          10                        28.57%
                                           11+                       0.0%

         (3)  Monthly Policy Charges
              o administration charge:
                During the first Policy Year:  $.40 for each $1,000 of face amount, but no less than $6.00/month and no greater than $16.67/month;
                During each Policy Year thereafter: $6.00/month
              o cost of insurance charge
              o mortality and expense risks charge of .90% per annum against the value of the policyowner's Investment Accounts (After the ninth Policy Year the mortality and expense risks charge will not exceed .27% per annum)
              o supplemental benefit(s) charge(s)

         (4)  Other Charges
              o investment management fees and other operating expenses for the underlying Mutual Funds
              o transfer fee of $25 may be imposed on each unscheduled  transfer of Policy Value among the Investment Accounts in excess of twelve during a Policy Year
              o transaction charge of the lesser of $25 or 2% of the amount surrendered on each partial surrender of Policy Value

     For complete discussion of charges and deductions see "Charges and Deductions".

Maturity Proceeds

     If the insured under a Policy is living on the Policy's Maturity Date, which is the Policy Anniversary following the birthday on which the insured reaches age 95, the Company will pay the Policy's maturity proceeds to the policyowner. A Policy's maturity proceeds are the Policy Value less any Policy loans and unpaid loan interest on the Maturity Date. If maturity proceeds are paid under a Policy, the Policy terminates with no further benefits payable.

Death Benefit and Proceeds

     The death proceeds under a Policy are payable to the beneficiary when the insured dies, subject to all provisions and conditions of the Policy. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus proceeds from any benefit riders on the insured's life, less any Policy loans and loan interest, and less any overdue Monthly Policy Charges if the insured dies during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy, subject to certain restrictions. The Company pays interest on the death proceeds from the date of death until the date of payment or until applied under a benefit option. Interest is at a rate the Company determines, but not less than required by state law.

     There are two options available for the death benefit under a Policy. If a policyowner selects Option 1, the death benefit will be equal to the greater of the face amount of the Policy or the Policy Value on the date of death multiplied by an applicable percentage specified in the Internal Revenue Code. If a policyowner selects Option 2, the death benefit will be the greater of the face amount of the Policy plus the Policy Value on the date of death or the Policy Value on the date of death multiplied by the applicable percentage.

     A policyowner may make a Written Request to change the death benefit option on or after the second Policy Anniversary. Any change must be approved by the Company before it takes effect. Changes in death benefit option are limited to two per Policy Year. If the request is to change from Option 1 to Option 2, the face amount will be reduced by the amount of the Policy Value on the effective date of the change. The Company reserves the right to disapprove a request to change from Option 1 to Option 2 if the face amount in effect after the change would be less than $50,000. Evidence of insurability satisfactory to the Company under its underwriting guidelines then in effect may be required on a change from Option 1 to Option 2. If the request is to change from Option 2 to Option 1, the face amount will be increased by the amount of the Policy Value on the effective date of the change. No evidence of insurability is required for a change from Option 2 to Option 1. The effective date of any change will be the Monthly Date that coincides with or next follows the day the request for change is approved by the Company.

Adjustment Options

     Subject to certain conditions, the face amount of a Policy may be adjusted upon Written Request to the Company. If a payment in an amount greater than or equal to the adjustment conditional receipt premium deposit is submitted with the adjustment application, then a conditional receipt is given to the policyowner reflecting receipt of the payment and outlining any interim insurance coverage provided by the conditional receipt. The adjustment conditional receipt premium deposit is that amount calculated by the Company and provided to the policyowner in connection with the policyowner's request for a face amount increase. No request to adjust the face amount of a Policy will be approved if a Policy is in a grace period or if Monthly Policy Charges are being waived under a rider. In addition, a decrease in face amount may be requested only after the second Policy Anniversary and may not reduce the face amount of a Policy below $50,000. A requested face amount increase must be at least $50,000 and is subject to evidence of insurability satisfactory to the Company under its underwriting guidelines then in effect. Any adjustment in face amount of a Policy approved by the Company will be effective on the Monthly Date that coincides with or next follows the Company's approval of the request. No processing charges are assessed in connection with adjustments of a Policy, although an increase in face amount will result in Premium Expense Charges and Surrender Charges applicable to the increase. Additionally, if the face amount of the Policy is increased during the first twenty-four policy months, the Minimum Required Premium will increase for the remainder of the twenty-four month period following the date of the face amount increase. Increases in face amount made pursuant to a Cost of Living Rider, Salary Increase Rider or Extra Protection Increase Rider are not subject to the minimum increase amount or to evidence of insurability. More information regarding these supplementary benefits may be obtained from an authorized agent of the Company.

Termination and Reinstatement

     Failure to make a planned periodic premium or additional premium payments may cause termination of a Policy. A notice of impending termination of a Policy will be sent if:

     1. Twenty-four months or later following the Policy Date, or at any time after a policy loan is taken, the Net Surrender Value of a Policy on any Monthly Date is less than the Monthly Policy Charge and, if the Policy has a death benefit guarantee rider, the death benefit guarantee premium requirement has not been satisfied; or

      2. During the 24 months following the Policy Date, the sum of the premiums paid is less than the Minimum Required Premium on a Monthly Date (this provision does not apply where prohibited by state laws; a notice of impending termination will be sent as permitted therein).

     The Minimum Required Premium on a Monthly Date is equal to (1) times (2) where:

     1.  Is the minimum monthly premium shown on the current data pages; and

     2.  Is the number of completed months since the Policy Date.

     The notice of impending termination will show the 61-day grace period during which the Company will accept a payment required to keep the Policy in force.

     If a grace period begins 24 months or more after the Policy Date because the Net Surrender Value is less than the current Monthly Policy Charge, the minimum payment is equal to (1) plus (2) divided by (3) where:

     1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

     2.   Is three Monthly Policy Charges; and

     3.   Is 1 minus the maximum Premium Expense Charge.

     If the grace period ends before we receive the minimum payment, the Company will keep any remaining value in the Policy.

     If a grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is (1) minus (2) where:

     1. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and;

     2.   Is the sum of the premiums paid since the Policy Date.

     If the grace period ends before the Company receives the past due Minimum Required Premium, the Company will pay to the policyowner any remaining value in the Policy, which would be the difference of (1) minus (2) where:

     1. Is the Net Surrender Value on the Monthly Date on or immediately preceding the start of the grace period; and

     2.   Is the two Monthly Policy Charges applicable during the grace period.

     In the event the 61-day grace period expires without a payment by the policyowner at least equal to the minimum payment, the Policy will terminate, and the Company will retain the remaining value in the policy.

     Once a Policy has terminated as a result of failure to pay the Minimum Required Premium on a Monthly Date during the 24 months following the Policy Date, or as a result of insufficient value, the policyowner may make a Written Request to reinstate the Policy at any time within three years after the date of termination, so long as the insured is alive and it is prior to the Policy's Maturity Date. Satisfactory proof of insurability and payment of a reinstatement premium is required. The reinstatement premium must be at least the greater of ((1) plus (2) divided by (3)) or ((4) minus (5)) where:

     1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

     2.   Is three Monthly Policy Charges;

     3.   Is one minus the maximum Premium Expense Charge;

     4. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and

     5.   Is the sum of the premiums paid since the Policy Date.

Repayment or reinstatement of policy loans and loan interest which remained unpaid on the date the Policy terminated is also required.


Policy "Free Look"

     A policyowner has the limited right to return a Policy for cancellation and receive a refund of all premiums paid (Accumulated Value for policies applied for in the state of California by Policyowners over the age of 60). The Written Request for cancellation, along with return of the Policy, must be made within 10 days (30 days if the Policy is applied for in the state of California by a policyowner age 60 or over) after the Policy is received by the policyowner, within 10 days (30 days if the Policy is applied for in the state of California by a policyowner age 60 or over) after written notice of this right is provided to the policyowner, or within 45 days after the policyowner completes the Policy application, whichever is later. For Policies applied for in the state of California by persons age 60 or over, the amount refunded is equal to (1) plus
(2) plus (3) where:

     1. Is the Policy Value as of the date the Company receives the policyowner's Written Request for cancellation; and

     2.   Is the Premium Expense Charge(s) deducted from gross premiums; and

     3.   Is the Monthly Policy Charge(s) deducted from the Policy Value.

Distribution of the Policy

     The Company may offer the Policy in states and jurisdictions where it is licensed to sell this type of insurance product. The Policy will be sold by agents and brokers who represent the Company and are registered representatives of Princor Financial Services Corporation, the principal underwriter of the Policies, or registered representatives of other broker-dealers which Princor Financial Services Corporation selects and the Company approves.

Tax Consequences of the Policy

     The Policies will be treated as life insurance contracts under provisions of the Internal Revenue Code so long as certain definitional tests of Section 7702 of the Internal Revenue Code are met and so long as the investments of the Separate Account meet the diversification requirements of Section 817(h) of the Internal Revenue Code. The Company has designed the Policy to meet these criteria. Thus, the death benefit under a Policy should be fully excludable from the gross income of the beneficiary. In addition, the policyowner should not be taxed on any part of the Policy Value, unless in the first 15 years of a Policy a cash distribution is made as a result of a change in the benefits under (or in other terms of) the Policy, such as a partial or total surrender of Policy Value which causes a reduction in the face amount. Such a distribution will be taxable to the extent of income in the Policy, as limited by the applicable recapture ceiling as set out in Section 7702(f)(7)(C) or (D) of the Internal Revenue Code. Also, partial surrenders may result in taxable income to the policyowner to the extent distributions (or deemed distributions) exceed total investments (generally premiums paid) in the Policy to the date of surrender. If, however, the Policy is considered a modified endowment contract under the terms of the Technical and Miscellaneous Revenue Act of 1988, all distributions under the Policy would be taxed on an "income first" basis. Most distributions received by a policyowner directly or indirectly (including policy loans, total or partial surrenders or the assignment or pledge of any portion of the Policy Value) would be includable in gross income to the extent that the Policy Value of the Policy exceeds the policyowner's investment in the contract. (See "Federal Tax Matters.") Death proceeds may also be subject to estate taxes. Policyowners are advised to consult with their own tax advisors regarding tax treatment of the Policies.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

     Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50392, telephone number (515) 247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services companies.

     Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. During the year ended December 31, 1996, the Company ranked in the upper one percent of life insurers in assets and premium income. The Company has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. As of December 31, 1996, the Company had $56.8 billion in assets under management and served more than 9.7 million individuals and their families.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

     The Separate Account was established on November 2, 1987, pursuant to a resolution of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance law the income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains or losses of the Company. The assets of the Separate Account, equal to the reserves and other liabilities arising under the Policies, are not chargeable with liabilities arising out of any other business conducted by the Company. In addition, all income, gains or losses, whether or not realized, and expenses with respect to a Division shall be credited to or charged against that Division without regard to income, gains or losses, or expenses of any other Division. The assets of the Separate Account are held with relation to the Policies described in this Prospectus and other policies issued by the Company. All obligations arising under Policies, including the promise to make benefit payments, are general corporate obligations of the Company. The Separate Account is organized as a unit investment trust under the Investment Company Act of 1940.

     The Company is taxed as an insurance company under the Tax Reform Act of 1984, as amended. The operations of the Separate Account are part of the total operations of the Company, but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability.

     The Separate Account is not affected by federal income taxes paid by the Company. The Company reserves the right to charge the Separate Account with, and create a reserve for, any tax liability which the Company determines may result from maintenance of the Separate Account. To the best of the Company's knowledge there is no current prospect of such liability.

Separate Account Divisions

     A policyowner may direct the Company to allocate Net Premium Payments among the Divisions which invest exclusively in shares of a corresponding Mutual Fund. Some of these Mutual Funds also offer their shares to variable annuity separate accounts of the Company ("Mixed Funding") and to variable annuity and variable life separate accounts of unaffiliated insurance companies ("Shared Funding"). The potential risks associated with "Mixed and Shared Funding" are disclosed in the Mutual Fund prospectuses. The Mutual Funds in which the Divisions invest, and the investment adviser of each Mutual Fund, are provided in the following table.

                                        MUTUAL FUND IN
                                    WHICH DIVISION INVESTS                           MUTUAL FUND
         DIVISION                   AND INVESTMENT ADVISER                      INVESTMENT OBJECTIVE

Aggressive Growth Division          Principal Aggressive Growth Fund;           Seeks long-term  capital appreciation by
                                    Morgan Stanley Asset Management, Inc.       investing primarily in growth-oriented common
                                    through a sub-advisory agreement.           stocks of medium  and large capitalization
                                                                                U.S. corporations and, to a limited extent,
                                                                                foreign corporations.

Asset Allocation Division           Principal Asset Allocation Fund;            Seeks a total investment return consistent with
                                    Morgan Stanley Asset Management, Inc.       the preservation of capital.
                                    through a sub-advisory agreement.

Balanced Division                   Principal Balanced Fund;                    Seeks a total return consisting of current income
                                    Invista Capital Management, Inc.            and capital appreciation while assuming reasonable
                                    through a sub-advisory agreement.           risks in furtherance of the investment objective.

Bond Division                       Principal Bond Fund;                        Seeks to provide as high a level of income as is
                                    Princor Management Corporation.             consistent with preservation of capital and prudent
                                                                                investment risk.

Capital Accumulation Division       Principal Capital Accumulation Fund;        Seeks to achieve primarily long-term capital
                                    Princor Management Corporation.             appreciation and secondarily growth of investment
                                                                                income through the purchase primarily of common
                                                                                stocks, but the Fund may invest in other securities.

Emerging Growth Division            Principal Emerging Growth Fund;             Seeks growth of capital through the purchase
                                    Princor Management Corporation.             primarily of common stocks, but the Fund may
                                                                                invest  in other securities.

Government Securities Division      Principal Government Securities Fund;       Seeks a high level of income, liquidity and safety
                                    Princor Management Corporation.             of principal  through the purchase of  obligations
                                                                                issued or guaranteed by the United States Government
                                                                                or its agencies, with emphasis on Government
                                                                                National Mortgage Association Certificates ("GNMA
                                                                                Certificates"). Fund shares are not guaranteed
                                                                                by the United States Government.

Growth Division                     Principal Growth Fund;                      Seeks growth of capital through the purchase
                                    Invista Capital Management, Inc.            primarily of common stocks, but the Fund may invest
                                    through a sub-advisory agreement.           in other securities.

Money Market Division               Principal Money Market Fund;                Seeks as high a level of income available from
                                    Princor Management Corporation.             short-term securities as is considered consistent
                                                                                with preservation of principal and maintenance
                                                                                of liquidity by investing all of its assets in a
                                                                                portfolio of money market instruments.

World Division                      Principal World Fund;                       Seeks long-term growth of capital by investing in a
                                    Invista Capital Management, Inc.            portfolio of equity securities of companies
                                    through a sub-advisory agreement.           domiciled in any of the nations of the world.

Fidelity Contrafund Division        Fidelity VIP II Contrafund Portfolio;       Seeks long-term capital appreciation.
                                    Fidelity Management and
                                    Research Company.

Fidelity Equity-Income Division     Fidelity VIP Equity-Income Portfolio;       Seeks  reasonable income by investing primarily
                                    Fidelity Management and                     in income-producing equity securities.
                                    Research Company.

Fidelity High Income Division       Fidelity  VIP  High Income  Portfolio;      Seeks  a high  level  of current income by investing
                                    Fidelity Management and Research Company.   primarily in high  yielding, lower quality, fixed
                                                                                income  securities, while also considering growth of
                                                                                capital.

     Policyowners make their own decisions on the allocations to and between the Divisions based upon their unique circumstances and perceptions of economic conditions. Additional information concerning these Mutual Funds, including their investment policies and restrictions, investment management fees and expenses, is given in the prospectuses which accompany, and should be read in conjunction with, this Prospectus.

     Underlying Mutual Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses. The management fees are charged by each underlying Mutual Fund's investment adviser for managing the underlying Mutual Fund and selecting its portfolio of securities. Other underlying Mutual Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians, and other companies that provide services to the underlying Mutual Fund. The management fees and other expenses for each underlying Mutual Fund for its most recently completed fiscal year, expressed as a percentage of the underlying Mutual Fund's average assets, are as follows:

                                        Management       Other        Total
               Mutual Fund                 Fees        Expenses     Expenses
 Principal Aggressive Growth Fund          0.80          0.05         0.85
 Principal Asset Allocation Fund           0.80          0.07         0.87
 Principal Balanced Fund                   0.60          0.03         0.63
 Principal Bond Fund                       0.50          0.03         0.53
 Principal Capital Accumulation Fund       0.48          0.01         0.49
 Principal Emerging Growth Fund            0.64          0.02         0.66
 Principal Government Securities Fund      0.50          0.02         0.52
 Principal Growth Fund                     0.50          0.02         0.52
 Principal Money Market Fund               0.50          0.06         0.56
 Principal World Fund                      0.75          0.15         0.90
 Fidelity VIP II Contrafund Portfolio      0.61          0.11         0.72
 Fidelity VIP Equity-Income Portfolio      0.51          0.10         0.61
 Fidelity VIP High-Income Portfolio        0.60          0.11         0.71

PURCHASING A POLICY

Purchase Procedures

     To apply for a Policy, a completed application, including any required supplements, must be submitted to the Company through the agent or broker selling the Policy. If interim coverage is desired, a payment of at least the required minimum initial premium amount must be submitted with the completed application. The required minimum initial premium amount for any Policy (including a Policy issued on an application submitted without an accompanying payment) is equal to the minimum monthly premium shown on the Policy's current data pages. The Company generally will not issue policies to insure persons over age 85 for regularly underwritten Policies and age 70 for guaranteed issue, expanded nonmedical and batch underwriting Policies. Applicants for insurance must furnish satisfactory evidence of insurability. Acceptance is subject to the Company's insurance underwriting guidelines and suitability rules. The Company reserves the right to reject any application or related premium if in the view of the Company, the Company's insurance underwriting guidelines and suitability rules and procedures are not satisfied. The minimum face amount for a Policy at issue is $50,000 ($25,000 for guaranteed issue, batch underwriting and expanded nonmedical Policies). The Company reserves the right to revise its rules from time to time to specify either a higher or a lower minimum face amount.

     If a payment in at least the required minimum initial premium amount is submitted with the completed application, then a conditional receipt is given to the applicant, reflecting receipt of the initial payment and outlining any interim conditional insurance coverage provided by the conditional receipt.

     If the Company determines to issue a Policy then a Policy Date will be established. Policy Years and Anniversaries will be determined from the Policy Date regardless of when the Policy is delivered. The Company does not date Policies on the 29th, 30th, or 31st day of any month. Policies which otherwise would be dated on these days except for this rule will be dated on the 28th of the month. The Policy Date is shown on the Policy's current data pages.

     Upon specific Written Request of the applicant in the application and subject to the Company's approval, a Policy may be issued with a backdated Policy Date. The Policy Date may not be more than three months prior to the date of the application or such shorter maximum backdating period as required by state law. Payment of the Minimum Required Premium is required for the period the Policy is backdated. Monthly Policy Charges are deducted from the Policy Value for the period the Policy is backdated.

     Each Policy also has an Effective Date. The Policy Date and the Effective Date will be the same unless (i) a backdated Policy Date is requested, (ii) the application was not accompanied by a payment in an amount equal to or greater than the minimum monthly premium, or (iii) additional premiums or application amendments are required. In such cases, the Effective Date will be the date on which the required premiums have been received at the Company's home office and any application amendments have been received, reviewed, and accepted in the Company's home office.

     No insurance under a Policy will take effect until actual physical delivery to and acceptance of a Policy by the applicant. If the proposed insured dies before actual physical delivery to and acceptance of a Policy by the applicant, there will be no coverage under the Policy and coverage will be determined solely under the terms of the conditional receipt, if any, given to the applicant.

Payment Of Premiums

     Premiums must be paid to the Company at its home office. There is no fixed schedule of premium payments on a Policy, either as to the amount or timing of the payments, although a minimum premium is required during the first twenty-four Policy months (the "Minimum Required Premium"). A policyowner may determine, within specified limits, the planned periodic premium schedule for the Policy. These limits will be set forth by the Company and will include a minimum initial premium payment. Planned periodic premium schedules may provide for annual, semiannual, quarterly or monthly payments. A "preauthorized withdrawal" allows the Company to deduct premiums, on a monthly basis, from the policyowner's checking or other financial institution account. The policyowner is not required to pay planned periodic premiums. Failure to make any premium payment will not result in termination of a Policy during the first twenty-four Policy months provided that any Minimum Required Premium is paid and no policy loan is taken. Likewise, payment of premiums in accordance with the planned periodic premium schedule does not guarantee that the Policy will stay in force twenty-four months or later following the Policy Date or any time after a policy loan is taken, if the Policy's Net Surrender Value is not at least equal to the Monthly Policy Charge on the current Monthly Date, unless the death benefit guarantee rider is in effect.

     The Company will send premium reminder notices in accordance with planned periodic premium schedules to policyowners who are on annual, semi-annual or quarterly premium payment schedules. Premium payments may also be made by unscheduled premium payment made to the Company at its home office or by payroll deduction where allowed by law and approved by the Company.

Premium Limitations

     In no event can the total of all premiums paid exceed the current maximum premium limitations required by the Internal Revenue Code in order to qualify a Policy as a life insurance contract. The premium limitations are imposed in order to assure favorable federal income tax treatment of the Policy and its death benefit. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the maximum premium limitations specified in the Internal Revenue Code. No premium payment may be less than $30. Premium payments less than the minimum amount will be returned to the policyowner.

     It is possible a premium payment could increase a Policy's death benefit by more than it increases the Policy Value because of the manner in which the Policy's death benefit is calculated. In order to qualify a Policy as a life insurance contract under provisions of the Internal Revenue Code, the death benefit must be at least equal to an applicable percentage of the Policy Value. This percentage is 250% for insureds age 40 and under and grades down to 100% for insureds age 95. For example, a hypothetical Policy insuring the life of a 35-year old with a Policy Value of $20,000 must have a death benefit in at least the amount of $50,000 ($20,000 x 250%, the applicable percentage). Suppose a premium is paid that, after deduction of the Premium Expense Charge, increases this hypothetical Policy Value by $1,000. The Internal Revenue Code test requires that the death benefit for the hypothetical Policy be at least $52,500 ($21,000 x 250%). Hence, if the death benefit before the premium were $50,000, the $1,000 increase in Policy Value would produce a $2,500 increase in the death benefit of this hypothetical Policy. In such a situation where a premium payment increases a Policy's death benefit by more than it increases the Policy Value, the Company reserves the right to refund the premium payment. Evidence of insurability under the Company's current underwriting guidelines then in effect may be required before acceptance of any such premium.

Allocation Of Premiums

     The initial Net Premium Payment and any additional premiums received at the home office of the Company prior to the Effective Date and during the first 20 days from the Effective Date are allocated to the Money Market Division of the Separate Account at the end of the Valuation Period during which such premiums are received. On the 21st day from the Effective Date, Policy Value held in the Money Market Division is automatically transferred to the Divisions of the Separate Account or to the Fixed Account, or both, in accordance with the policyowner's direction for allocation of premium payments. If the 21st day from the Effective Date is not a Business Day, then the transfer will occur on the first Business Day after the 21st day from the Effective Date.

     Premium payments received after expiration of the initial 20-day period described above are allocated among the Divisions, the Fixed Account, or both in accordance with the directions in the application for the Policy. For each Division and the Fixed Account, the allocation percentage must be zero or a whole number not less than ten. The sum of the percentages for all the Divisions and the Fixed Account must equal 100. The policyowner may change the allocation of future premium payments among the Divisions and the Fixed Account without payment of any fee or penalty, at any time, by Written Request to the Company or by telephone as described below. Changes in allocation percentages will be effective at the end of the Valuation Period in which the Company receives the policyowner's request.

Policy "Free Look"

     The policyowner has a limited right to return the Policy for cancellation and receive a refund in an amount equal to the premiums paid (For policies applied for in the state of California by policyowners age 60 or over, the amount refunded is determined as set forth below). The request to cancel a Policy must be in writing. The Written Request and the Policy must be personally delivered or mailed (as determined by its postmark) to the home office of the Company or to the agent or broker who sold the Policy before the later of:

     o 10 days (30 days for Policies applied for in the state of California by policyowners age 60 or over) after the Policy is received by the policyowner;

     o 10 days (30 days for Policies applied for in the state of California by policyowners age 60 or over) after a written notice is delivered or mailed (as determined by its postmark) to the policyowner which tells about the cancellation right; or

     o 45 days after the policyowner completes the application.

     For Policies applied for in the state of California by persons age 60 or over, the amount refunded is equal to (1) plus (2) plus (3) where:

     1. Is the Policy Value as of the date the Company receives the policyowner's Written Request for cancellation; and

     2.   Is the Premium Expense Charge(s) deducted from gross premiums; and

     3.   Is the Monthly Policy Charge(s) deducted from the Policy Value.

     The refunded amount will ordinarily be disbursed by the Company to the policyowner within five Business Days after the Written Request for cancellation and the Policy are received in the Company's home office. (See "Postponement of Payments." )

VALUES AND POLICY FEATURES WHILE THE POLICY IS IN FORCE

Policy Values

     A Policy has a Policy Value, a portion of which is available to the policyowner by taking a policy loan or upon total or partial surrender of the Policy. See "Policy Loans" and "Total and Partial Surrenders" below. The Policy Value may also affect the amount of the death benefit. See DEATH BENEFITS AND RIGHTS - "Death Benefit." This Policy Value at any time is equal to the sum of the Values in the Investment Accounts, the Fixed Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "Policy Loans" and the Fixed Account is discussed under "The Fixed Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Mutual Funds.

     It is possible that the investment performance would cause the loss of the entire amount allocated to the Investment Accounts. Absent additional payments, investment in the Fixed Account or a death benefit guarantee rider, this could result in no death benefit upon the insured's death.

     An Investment Account is established under each Policy for each Division of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding Division. The value of the Investment Account established for a particular Division is equal to the number of Units of that Division credited to the Policy times the value of those Units.

     Units of a particular Division are credited to a Policy when Net Premiums are allocated to that Division or amounts are transferred to that Division. Units of a Division are cancelled when amounts are deducted, transferred or withdrawn from the Division. The number of Units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the Unit at the end of the Business Day on which the transaction occurs. The number of Units credited with respect to a premium payment will be based on the applicable Unit values at the end of the Business Day on which the premium is received at the Company's home office.

     Units are valued at the end of each Business Day. A Business Day is deemed to end at the time of the determination of the net asset value of the Mutual Fund shares. When an order involving the crediting or cancelling of Units is received at the Company's home office after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of Unit values determined at the end of the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made at the end of the next Business Day.

     The value of a Unit of each Division was initially fixed at $10. For each subsequent Business Day the Unit value is determined by multiplying the Unit value for the preceding Business Day by the "net investment factor" for the particular Division for such subsequent Business Day. The net investment factor for a Division for any Business Day is equal to (a) divided by (b), where:

     (a) is the net asset value of the underlying Mutual Fund shares held by that Division at the end of such Business Day before any policy transactions are made that day; and

     (b) is the net asset value of the underlying Mutual Fund shares held by that Division at the end of the immediately preceding Business Day after all policy transactions have been made for that day.

     The Company reserves the right to adjust the above formula for any taxes determined by it to be attributable to the operations of the Division.

Transfers

     The policyowner may transfer amounts among the Investment Accounts and the Fixed Account on either an unscheduled or a scheduled basis.

     Transfers From an Investment Account

         Unscheduled Transfers. Transfers of amounts from one Investment Account to another or to the Fixed Account can be made by the policyowner. A transfer from an Investment Account to the Fixed Account may not be made if a transfer from the Fixed Account to an Investment Account has been made within the six-month period prior to the date of the requested transfer or if immediately after the transfer to the Fixed Account the policyowner's Fixed Account Value exceeds $1 million. The amount to be transferred may be stated as a dollar amount or as a percentage of the value of the Investment Account from which the transfer is to be made. The amount transferred from each Investment Account must equal or exceed the lesser of $100 or 100% of the policyowner's interest in the Investment Account. Transfers may be completed by sending a Written Request to the Company at its home office, or by telephone as described below. (See "Service Available by Telephone.")

         All or part of the values in one or more Investment Accounts may be transferred at one time. Transfers from an Investment Account will be executed and values will be determined in connection with the transfers at the next computed Unit value after the Company receives the transfer request. There is currently no charge for the transfer but the Company reserves the right to impose charges (not to exceed $25 per transfer) on unscheduled transfers after the twelfth such transfer during a Policy Year. For this purpose, all transfers between and among the Investment Accounts and the Fixed Account will be treated as one transfer, if all the transfer requests are made at the same time as part of one request. The Company also reserves the right to reject transfer instructions submitted for multiple contracts if the instructions are provided by a person other than the policyowner.

         Scheduled Transfers. The policyowner may elect to have automatic transfers completed on a periodic basis from any Investment Account. Scheduled transfers may be initiated from an Investment Account only if the value of the Investment Account equals or exceeds $2,500 when scheduled transfers begin. A policyowner may establish scheduled transfers by sending a Written Request to the Company at its home office or by telephone. (See "Service Available by Telephone.") Scheduled transfers will be completed on a monthly, quarterly, semiannual or annual basis on the date (other than the 29th, 30th or
         31st) specified by the policyowner. The amount of the scheduled transfers (minimum of $100) will be the dollar amount or percentage of the value of the Investment Account as of the later of the Policy Date or most recent Anniversary Date, as specified by the policyowner. Scheduled transfers will continue until the Policy Value in the Investment Account from which such transfers are made is exhausted or until the policyowner notifies the Company to discontinue such transfers. The Company reserves the right to limit the number of Investment Accounts from which transfers will be made simultaneously, but in no event will such limitation be less than two Investment Accounts.

     Transfer From The Fixed Account

     Transfers from the Fixed Account have special limitations which are described below. A policyowner may not make both an unscheduled transfer and scheduled transfers from the Fixed Account during the same Policy Year.

         Unscheduled Transfer. An unscheduled transfer in an amount not to exceed 25% of the policyowner's Fixed Account value as of the later of the Policy Date or the last Anniversary, may be made each Policy Year during the 30-day period following the Policy Date or Anniversary. A transfer request must be made by the policyowner within such 30-day period. The minimum transfer amount is $100 (or, if less, the entire amount of the Fixed Account value).

         Scheduled Transfers. The policyowner may elect to have automatic transfers completed on a monthly basis from the Fixed Account to one or more Investment Accounts. Scheduled transfers are available from the Fixed Account only if the policyowner's Fixed Account value equals or exceeds $2,500 at the time scheduled transfers begin. (The Company reserves the right to change that amount but it will never exceed $10,000.) A policyowner may establish scheduled transfers by sending a Written Request to the Company at its home office or by telephone (See "Service Available by Telephone"). Scheduled transfers will be completed on a monthly basis on the date (other than the 29th, 30th or
         31st) specified by the policyowner. The amount of the monthly transfers (minimum $50) will be the dollar amount specified by the policyowner or, if elected by the policyowner, a percentage of the Fixed Account Value as of the later of the Policy Date or the most recent Anniversary Date, or if requested by the policyowner, the date the Company receives the request. In no event shall the monthly amount be more than 2% of the Fixed Account value as of the applicable date, as specified by the policyowner. Scheduled monthly transfers will continue until the Fixed Account value is exhausted or until the policyowner notifies the Company to discontinue the scheduled transfers. The amount of these scheduled transfers can be changed by the policyowner once each Policy Year, by Written Request or by telephone. If the policyowner discontinues the scheduled transfers, these transfers may not begin again until six months after the date of the last scheduled transfer.

Policy Loans

     So long as a Policy remains in effect and the Policy has Net Surrender Value, a policyowner may borrow money from the Company using the Policy as the only security for the loan. The maximum amount that may be borrowed is 90% of the Net Surrender Value of the Policy as of the date a loan request is processed at the Company's home office.

     The minimum amount of any policy loan is $500. Proceeds of policy loans ordinarily will be disbursed within five Business Days from the date of receipt of a Written Request at the Company's home office. (See "Postponement of Payments." )

     When a policy loan is taken, a portion of the Policy Value equal to the amount of the loan is transferred from the Fixed Account and/or the Investment Accounts to the Loan Account in the proportion requested by the policyowner. If no request for allocation of the loaned amount is made by the policyowner, the loan amount will be withdrawn in the same proportion as the allocation used for the most recent Monthly Policy Charge. Any loan interest that is due and unpaid will be transferred in the same manner. The Loan Account will be credited interest from the date of transfer. During the first ten Policy Years, the Loan Account will earn interest at an annual rate of six percent. After the tenth Policy Anniversary, the Loan Account will earn interest at an annual rate of 7.75%. Loan repayments will be allocated among the Fixed Account and the Investment Accounts in the proportion currently designated by a policyowner for the allocation of premium payments. A Policy's Loan Account is part of the Company's General Account.

     The Company charges interest on policy loans at an annual rate of 8.0% percent. Interest accrues daily and is due and payable at the end of the Policy Year. Any interest not paid when due is added to the loan principal and bears interest at the same rate. Adding unpaid interest to the loan principal will cause additional amounts to be withdrawn from the Fixed Account and/or Investment Accounts in the same manner as described above for loans. Amounts withdrawn for unpaid loan interest will be transferred to the Loan Account.

     Unpaid policy loans and loan interest reduce the Policy's Net Surrender Value and may cause it to be less than the Monthly Policy Charges on a Monthly Date. If on any Monthly Date occurring after a policy loan is taken the Net Surrender Value is not sufficient to pay the Monthly Policy Charges, the 61-day grace period provision will apply. (See "Policy Termination.")

     So long as a Policy remains in force, policy loans and loan interest may be repaid in whole or in part at any time during the insured's life. The minimum loan repayment amount is $30. If the policyowner does not designate a payment as a premium payment or if the Company cannot identify it as a premium payment, the Company will apply the payment received as a loan repayment if a loan is outstanding. Loan Account values equal to the loan repayment will be transferred to the Fixed Account and/or Investment Accounts in the proportion currently designated by a policyowner for the allocation of premium payments. Any policy loan, whether repaid or not, is likely to have a permanent effect on the Policy Value. If the policy loan had not been made, the Policy Value would have reflected the investment experience of the Investment Accounts and/or the interest credited to the Fixed Account. Any policy loans and loan interest are subtracted from life insurance proceeds payable at the insured's death, from surrender value upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment, and from the Policy Value payable at maturity.

Total and Partial Surrenders

     A Policy has a Surrender Value and a Net Surrender Value. The Surrender Value of a Policy is the Policy Value less the Surrender Charge. The Net Surrender Value of a Policy is its Surrender Value less any loans and loan interest. While the Policy is in effect, a policyowner may elect to surrender the Policy and receive its Net Surrender Value as of the date the Company receives the policyowner's Written Request at its home office. A Surrender Charge is imposed upon total surrender of a Policy which occurs at any time within the first ten years after the Policy Date. In addition, if total surrender of a Policy occurs at any time within the first ten years after the adjustment date of a face amount increase, a Surrender Charge attributable to the face amount increase will be imposed. (See "Surrender Charge.")

      After the second Policy Anniversary and so long as a Policy is in effect, a policyowner may request a partial surrender from the Net Surrender Value, but no more than two times per Policy Year. The minimum amount of a partial surrender is $500 and the maximum amount that may be surrendered in a Policy Year is 75% of the Net Surrender Value as of the date of the first partial surrender. A transaction charge of the lesser of $25 or two percent of the amount surrendered is imposed on each partial surrender, which is intended to cover the administrative costs of processing the partial surrender. No Surrender Charge is assessed upon a partial surrender. The Policy Value is reduced by the amount of the partial surrender plus the amount of the transaction charge. If the Option 1 death benefit is in effect at the time of a partial surrender, then the Policy face amount also is reduced by the amount of the partial surrender and the transaction charge.

     A policyowner may designate the amount of the partial surrender and transaction charge to be withdrawn from the Fixed Account and/or each Investment Account. If no designation is made, the amount of the partial surrender and the transaction charge will be withdrawn in the same proportion as the allocation instruction in effect for the Monthly Policy Charge. The amount surrendered will be withdrawn from the Policy on a last in, first out basis.

     Proceeds from partial or total surrender of a Policy will ordinarily be disbursed within five Business Days from the date of receipt of a Written Request at the Company's home office. (See "Postponement of Payments.")

DEATH BENEFITS AND RIGHTS

Death Proceeds

     As long as a Policy remains in force, the Company will, upon proof of the insured's death and receipt of all additional claim requirements, pay the death proceeds under the Policy to the named beneficiary in accordance with the designated death benefit option. The death proceeds, determined as of the date of the insured's death, are: the death benefit described below, plus the proceeds from any benefit rider on the insured's life, less any unpaid loans and loan interest on the Policy, and less any overdue Monthly Policy Charges if the insured died during a grace period. All or part of the death proceeds may be paid in cash or applied under one or more of the benefit options available under the Policy. The Company pays interest on the death proceeds from the date of death until date of payment or until applied under a benefit option. Interest on death proceeds is credited at a rate the Company determines, but not less than required by state law.

Death Benefit

     The Policy provides two death benefit options: Option 1 and Option 2. The policyowner designates the death benefit option in the application. Both Option 1 and Option 2 provide insurance protection combined with the opportunity for increasing Policy Value. Under Option 1, the amount of death benefit remains level (until the Policy Value exceeds certain limits). Under Option 2, the total death benefit increases as the Policy Value increases. Thus, Option 1 emphasizes the growth of Policy Value while Option 2 emphasizes the total available death benefit.

     Option 1

     The death benefit is the greater of the Policy's current face amount or the Policy Value on the date of death multiplied by the applicable percentage.

     Option 2

     The death benefit is the greater of the Policy's current face amount plus its Policy Value on the date of death or the Policy Value on that date multiplied by the applicable percentage.

Applicable Percentage

     The Policy provides that the death benefit is at least equal to the amount of insurance proceeds required by the Internal Revenue Code to qualify the Policy as a life insurance contract. That death benefit amount is calculated by multiplying the Policy Value by an applicable percentage set forth in the Internal Revenue Code based on the insured's age. The applicable percentages are:

                TABLE OF APPLICABLE PERCENTAGES*

         (For ages not shown, the applicable percentages
       decrease by a pro rata portion for each full year.)
   Insured's Attained Age                    %
----------------------------                ---
       40 and under                         250
       45                                   215
       50                                   185
       55                                   150
       60                                   130
       65                                   120
       70                                   115
       75 through 90                        105
       95                                   100

*The Company has reserved the right, where allowed by law, to change or delete the applicable percentages as required by amendments to the Internal Revenue Code.

     Illustration of Option 1. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no unpaid policy loans or loan interest at the time of death, and that the face amount of the Policy is $50,000.

     Under Option 1, because the death benefit will be equal to or greater than 250% of the Policy Value under this illustrative Policy, any time the Policy Value of the Policy exceeds $20,000, the death benefit will exceed the Policy's $50,000 face amount. Each additional dollar added to Policy Value above $20,000 will increase the death benefit by $2.50. Similarly, any time Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $24,000 to $20,000 because of charges or negative investment performance, the death benefit will be reduced from $60,000 to $50,000. If, however, at any time in this illustration 250% of the Policy Value is less than $50,000 and no partial surrenders have been made, the death benefit will equal $50,000. A partial surrender causes the face amount to decrease by the amount of the partial surrender and the transaction charge.

     Illustration of Option 2. Assume that the insured's attained age at the time of death is between 20 and 40, that there are no policy loans or loan interest unpaid at the time of death, and that the face amount of the Policy is $50,000.

     Under Option 2, a Policy with an Policy Value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000); a Policy Value of $30,000 will yield a death benefit of $80,000 ($50,000 + $30,000). The death benefit under this illustrative Policy, however, must be at least equal to 250% of Policy Value (Policy Value plus 150% of Policy Value). As a result, if the Policy Value of the Policy exceeds $33,334, the death benefit will be greater than the face amount plus Policy Value. Each additional dollar of Policy Value above $33,334 will increase the death benefit by $2.50. A contract on a 40-year old insured that has an Policy Value of $40,000 will provide a death benefit of $100,000 (250% x $40,000). Similarly, any time Policy Value exceeds $33,334, each dollar taken out of Policy Value reduces the death benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $34,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $85,000. If, however, at any time in this illustration 250% of the Policy Value were less than $50,000 plus Policy Value, the death benefit would be $50,000 plus the Policy Value of the Policy.

     The Company guarantees that, so long as the Policy remains in force, the death benefit under either death benefit option will never be less than the current face amount of the Policy. However, the death proceeds payable may be less than the death benefit in the event of policy loans, unpaid loan interest or overdue Monthly Policy Charges.

Change in Death Benefit Option

     A policyowner may make a Written Request to change the death benefit option on or after the second Policy Anniversary. Only two changes in death benefit option are allowed per Policy Year. There are no charges or fees for changing the death benefit option. Any Written Request for change in death benefit option must be approved by the Company. The effective date of any change will be the Monthly Date that coincides with or next follows the day the request for change is approved by the Company. A change in death benefit option will affect future cost of insurance charges.

     If the death benefit option is changed from Option 1 to Option 2, the new face amount will be the old face amount decreased by the Policy Value as determined on the effective date of the change. This change will not be allowed if it will result in a face amount less than the minimum face amount of $50,000. Changing from Option 1 to Option 2 may require evidence of insurability satisfactory to the Company that the insured is insurable for the new death benefit under its underwriting guidelines then in effect.

     If the death benefit option is changed from Option 2 to Option 1, the new face amount will be the old face amount increased by the Policy Value as determined on the effective date of the change. Changing from Option 2 to Option 1 does not require evidence of insurability.

Adjustment Options

     A policyowner may make a Written Request to increase the face amount of a Policy at any time, so long as the Policy is not in a grace period and the policyowner is not receiving benefits under a waiver rider. If the face amount of the Policy is increased during the first twenty-four policy months, the Minimum Required Premium will increase for the remainder of the twenty-four month period following the date of the face amount increase. A policyowner may make a Written Request to decrease the face amount at any time on or after the second Policy Anniversary so long as the Policy is not in a grace period and Monthly Policy Charges are not being waived under a rider. Any Written Request for adjustment of face amount must be approved by the Company and is subject to these additional conditions:

     1. Any request for an increase in face amount must be applied for by a supplemental application and an adjustment application, signed by the policyowner and the insured, and shall be subject to evidence of insurability satisfactory to the Company under its underwriting guidelines then in effect. The minimum increase in face amount is $50,000. The age of the insured must be 85 or less at the time of the request.

     2. A request for a decrease in face amount must be applied for by an adjustment application, signed by the Policyowner and the insured, and may not reduce the face amount of the Policy below $50,000.

     3. Any increase in face amount will be in a risk classification the Company determines.

     4. Any adjustment approved by the Company will become effective on the Monthly Date that coincides with or next follows the Company's approval of the request.

     If a  payment  in an  amount  greater  than  or  equal  to  the  adjustment
conditional   receipt   premium   deposit  is  submitted   with  the  adjustment
application, then a conditional receipt is given to the policyowner reflecting receipt of the payment and outlining any interim insurance coverage provided by the conditional receipt. The adjustment conditional receipt premium deposit is that amount calculated by the Company and provided to the policyowner in connection with the policyowner's request for a face amount increase. Any payment submitted with a proposed face amount increase is held initially in the General Account without interest. If the Company approves the adjustment, then on the effective date of the adjustment the amount of the premium payment so held, less the Premium Expense Charge, is allocated among the Divisions and the Fixed Account in accordance with the policyowner's existing directions for allocation of premium payments. Net premiums paid after an increase in face amount also are allocated among the Divisions and the Fixed Account in accordance with the policyowner's exiting directions for allocation of premium payments.

     There is no free look period with respect to any increase in face amount. Any increase in face amount will, however, carry its own exchange right, which will apply only to the increase in face amount, not the entire Policy. During the first 24 policy months following issuance of Policy data pages reflecting an increased face amount, but not while the Policy is in a grace period, the policyowner may exchange the increased face amount for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. On the date of exchange, a portion of the Policy Value attributable to the increase will be transferred to the fixed benefit policy. The portion of the Policy Value attributable to the increase in face amount is determined by use of the ratio of the face amount of the increase over the face amount of the Policy, determined at the adjustment date for the face amount increase.

     Premium payments made under the Policy after exercise of this exchange right will be credited only to the Policy. A new policy will be issued upon exercise of the exchange right which will require payment of its own premiums. A portion of any unpaid policy loan and loan interest may be required to be repaid prior to the exchange or transferred to the new policy. In all other respects, this exchange right for face amount increases is the same as that available for the purchase of the Policy (See "Right to Exchange Policy." )

CHARGES AND DEDUCTIONS

     The Company will make certain charges and deductions to support the operation of the Policy and the Separate Account. Some charges will be deducted from premium payments as received, some charges will be deducted from the Policy Value on a monthly basis, and other charges will be deducted from the Policy Value upon total surrender or termination of a Policy. In addition, there are fees for the administrative costs involved in processing certain transfers and all partial surrenders of Policy Value.

Premium Expense Charge

     Upon receipt of each premium payment, the Company deducts a Premium Expense Charge. The Premium Expense Charge includes a charge of 2.20% for state and local taxes and a charge of 1.25% for federal taxes. The charges for state, local and federal taxes are not expected to exceed these taxes. The charge also includes a premium sales load of 2.75% for premium payments less than or equal to the Target Premium and .75% for premium payments in excess of Target Premium made during each of the first ten Policy Years and, with respect to premiums attributable to any face amount increase, made during each of the first ten years following the increase. Sales loads, including the sales load portion of the Surrender Charge more fully described below, are intended to compensate the Company for distribution expenses including registered representatives' commissions, the printing of prospectuses and sales literature, and advertising. The sales loads imposed in any Policy Year are not necessarily related to actual distribution expenses incurred in that year. Instead, the Company expects to incur the majority of distribution expenses in the early years of a Policy and to recover any deficiency over the life of a Policy. To the extent distribution expenses exceed sales loads (including the sales load portion of Surrender Charges, if any) in any year, the Company will pay them from its other assets or surplus in its general account, which includes amounts derived from mortality and expense risks charges and from mortality gains.

Monthly Policy Charge

     On each Monthly Date, the Company will deduct from the Policy Value an amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Policy Charge deduction is made only from the Policy Value held in the Fixed Account and/or Investment Accounts. No deduction is made from a Loan Account . The Monthly Policy Charge will be allocated among the Investment Accounts and the Fixed Account in accordance with policyowner instruction on the application for the Policy. The policyowner's choice of allocation percentages may be: (1) the same as the allocation percentages for premiums, (2) on a Prorated Basis or (3) any other method of allocation agreed upon by the policyowner and the Company. For the Fixed Account or each Investment Account, the allocation percentage must be zero or a whole number not less than ten nor greater than 100. The allocation percentages chosen by the policyowner must total 100. Requests for changes in allocation percentages are effective on the next Monthly Date following approval by the Company. If following the policyowner's instruction would not be possible on any Monthly Date due to insufficient value in the Fixed Account and/or Investment Accounts, Monthly Policy Charges will be deducted on a Prorated Basis. The deduction for the Monthly Policy Charge consists of a charge for the cost of insurance and a charge for any optional benefits added by rider, a monthly administration charge, and a mortality and expense risks charge.

Cost of Insurance Charge

     The monthly cost of insurance charge is calculated as (1) multiplied by the result of (2) minus (3) where:

     (1)  is the cost of insurance rate as described below divided by 1,000;

     (2)  is the death benefit at the beginning of the policy month; and

     (3) is the Policy Value at the beginning of the policy month calculated as if the Monthly Policy Charges were zero.

     The cost of insurance rate is based on the gender, issue age, duration since issue, smoking status and risk classification of the insured under the Policy. (For Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans, the cost of insurance is not based on the gender of the insured.) The rate will be determined by the Company based upon its expectations as to future mortality experience, but the rate will never exceed the rate shown in the Table of Monthly Guaranteed Cost of Insurance Rates set forth in the Policy. These guaranteed maximum rates are based on the 1980 Smoker and Nonsmoker Commissioners Standard Ordinary Mortality Tables. The table used will be male or female according to the gender of the insured (where allowed by law). Any change in current cost of insurance rates will apply to all individuals of the same age, gender and risk classification of the insured. However, different maximum cost of insurance rates may apply to any face amount increases under a Policy. The cost of insurance rate for a face amount increase is based on the insured's gender (where allowed by law), age at time of increase, duration since increase, smoking status and risk classification of the insured at the time of the increase.

Administration Charge

     The current monthly administration charge for a Policy during the first Policy Year is an amount equal to $.40 for each $1,000 of Policy face amount, but not less than $6.00 per month and not greater than $16.67 per month. After the first Policy Year, the monthly administration charge for a Policy is currently set at $6.00 per month. The monthly administration charge is guaranteed not to exceed an amount equal to the greater of $.60 for each $1,000 of Policy face amount or $10.00 per month, but no more than $25.00 per month during the first Policy Year and no more than $10.00 per month after the first Policy Year. The Policy also provides for a contingent deferred administration charge which is a part of the Surrender Charge imposed upon total surrender or termination of a Policy when a grace period expires without sufficient premium payment. (See "Surrender Charge.") The monthly administration charge and the deferred administration charge reimburse the Company for the recurring administrative expenses related to the Policy and the Separate Account. These expenses are expenses other than sales expenses and include, for example, the cost of processing applications, conducting medical examinations, determining insurability, establishing policy records, premium reminders and collection, recordkeeping, processing death benefit claims and policy changes, reporting, and overhead costs. The Company does not expect to recover from the administration charges any amount above its accumulated expenses associated with the Policies and the Separate Account.

Mortality and Expense Risks Charge

     The Company deducts a monthly charge from the Policy Value for the mortality and expense risks it assumes under the Policies. This charge is made on each Monthly Date at an annual rate of .90% of the value of the policyowner's Investment Accounts. The charge is currently reduced to an annual rate of .27% after the ninth Policy Year. The Company reserves the right to increase the .27% charge, subject to the guaranteed maximum annual rate of .90%. If the Company increases the charge such increase will be applicable only to Policies issued on or after the date of the increase. The mortality risk assumed is that lives insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

Transaction Charge

     A transaction charge of the lesser of $25 or 2% of the amount being surrendered is imposed on each partial surrender of Policy Value. A transaction charge of $25 may be imposed on each unscheduled transfer of Policy Value among the Investment Accounts exceeding twelve per Policy Year. All transfers with the same effective date count as one transfer.

Surrender Charge

     During the first ten Policy Years, the Company will assess a Surrender Charge upon total surrender of a Policy or termination of a Policy when a grace period expires without sufficient premium payment. In addition, the Company will assess a Surrender Charge upon surrender or termination of a Policy for insufficient premium payment which occurs during the first ten Policy Years after the adjustment date for a face amount increase. Thus, surrender of a Policy or termination of a Policy for insufficient value within the first ten Policy Years and within ten Policy Years after the adjustment date of a face amount increase will result in assessment of a composite Surrender Charge representing the charge imposed on the initial face amount and the charge imposed on the face amount increase. Surrender Charges do not decrease when the face amount of a Policy is decreased. No additional Surrender Charges apply when the death benefit under a Policy is changed from Option 2 to Option 1. All or a portion of the Surrender Charge will be partially or completely waived on Policies issued with an accounting benefit rider upon total surrender in early Policy Years. An accounting benefit rider is a rider issued to a corporate owner of a Policy designed to permit the corporation to include greater Policy Value amounts on its Statement of Net Assets in early Policy Years than would otherwise be possible.

     The Surrender Charge is comprised of two parts: A contingent deferred sales charge and a contingent deferred administration charge.

Contingent Deferred Sales Charge

     The contingent deferred sales charge is equal to 47.25% of premiums paid up to a maximum of two Target Premiums for insureds under age 66. This charge is reduced for insureds in accordance with the following table:

      Insured's Age                        Applicable
       on Issue or                     Contingent Deferred
     Adjustment Date                      Sales Charge
     65 and under      47.25% on premiums paid up to 2.0 x Target Premium
     66-70             47.25% on premiums paid up to 1.5 x Target Premium
     71-75             47.25% on premiums paid up to 1.1 x Target Premium
     76-80             47.25% on premiums paid up to 0.8 x Target Premium
     81-85             47.25% on premiums paid up to 0.5 x Target Premium

 The contingent deferred sales charge portion of the Surrender Charge is assessed to recover sales expenses and is in addition to the 2.75% and .75% premium sales load which is deducted when premium payments are made.

Contingent Deferred Administration Charge

     The contingent deferred administration charge is equal to $3 per $1,000 of Policy face amount, but no greater than $1,500 per Policy. The contingent deferred administration charge portion of the Surrender Charge is intended to reimburse the Company for administrative expenses associated with the Policy and the Separate Account and is in addition to the monthly administration charge for a Policy.

Surrender Charge Percentage

The Surrender Charge during any Policy Year is equal to the sum of the contingent deferred sales charge and the contingent deferred administration charge multiplied by the applicable surrender percentage as shown below.

    Policy Year of Surrender                 Surrender Charge Percentage
    ------------------------                 ---------------------------
        1-5                                           100.00%
        6                                              95.24%
        7                                              85.71%
        8                                              71.43%
        9                                              52.38%
       10                                              28.57%
       11+                                              0.00%

     The Surrender Charge applicable to a face amount increase will be determined by multiplying the increase in the face amount, in thousands, by the contingent deferred administration charge on the increase in face amount (subject to the $1,500 limit per Policy) and adding the premium attributable to the face amount increase (up to a maximum of two Target Premiums) multiplied by the contingent deferred sales charge (47.25%). The premium attributable to the increase in face amount is determined by use of the ratio of the face amount of the increase over the face amount of the Policy determined at the adjustment date for the face amount increase.The contingent deferred sales charge is reduced for insureds age 66 or older at the Issue or Adjustment Date as discussed above under the heading "Contingent Deferred Sales Charge." The sum of these amounts is then multiplied by the Surrender Charge percentage in the above table to determine the Surrender Charge.

     Surrender Charges following a Policy's reinstatement commence at the rate in effect at the time of the Policy's termination.

Sales Charge Limitations

     If a Policy is surrendered at any time during the first two years after issuance or after an increase in face amount, the Company will forego taking that part of the deferred sales charge with respect to "premiums" paid for the initial face amount or such increase, whichever is applicable, which would cause the total sales load (premium sales load portion of the Premium Expense Charge deducted from premium payments plus contingent deferred sales charge) to exceed the sum of (i) 30% of the premiums paid up to the lesser of one guideline annual premium or the maximum amount of premiums subject to the deferred sales charge plus (ii) 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of two guideline annual premiums or the maximum amount of premiums subject to the deferred sales charge.

Other Charges

     Shares of the Mutual Funds are purchased by the corresponding Divisions at the shares' net asset values. The net asset value of Mutual Fund shares reflects the investment management fees and corporate operating expenses already deducted from the assets of the Mutual Funds. The current investment management fee and total operating expenses for each of the Mutual Funds is provided under the heading "Separate Account". These fees and expenses are fully described in the prospectus for each of the Mutual Funds.

Special Provisions for Group or Sponsored Arrangements

     Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

     The charges and deductions described above may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may include sales without premium sales loads and/or Surrender Charges to employees, officers, directors, agents, immediate family members of the foregoing, and employees of agents of the Company and its subsidiaries. The Company will reduce the above charges and deductions in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

     The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners with policies funded by the Separate Account.

     In addition, groups and persons purchasing under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience. Flexible underwriting programs currently available include batch underwriting, expanded nonmedical underwriting and guaranteed issue underwriting.

THE FIXED ACCOUNT

     Policyowners may allocate Net Premiums and transfer amounts from the Separate Account to the Fixed Account, in which case such amounts are held in the General Account of the Company. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy involving the Separate Account and contains only selected information regarding the Fixed Account. More information regarding the Fixed Account may be obtained from the Company's home office or from a sales representative.

     The Company's obligations with respect to the Fixed Account are supported by the Company's General Account. Subject to applicable law, the Company has sole discretion over the investment of the assets in the General Account.

     The Company guarantees that Net Premiums allocated to the Fixed Account will accrue interest daily at an effective annual interest rate of not less than 3% compounded annually. In its sole discretion, the Company may credit a higher rate of interest.

     Charges under the Policy are the same as when the Separate Account is being used, except that the mortality and expense risks charge is not imposed on amounts of Policy Value in the Fixed Account. The value of the Fixed Account on any Business Day is the sum of the Net Premiums allocated to the Fixed Account, plus any transfers from the Separate Account, plus interest credited to the Fixed Account, less surrenders, Surrender Charges, Monthly Policy Charges or transaction fees allocated to the Fixed Account or transfers to the Separate Account.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination

     An initial minimum premium payment is required to commence coverage under a Policy. A minimum premium is required during the first twenty-four policy months (the "Minimum Required Premium"). A notice of impending termination of a Policy will be sent if during the 24 months following the Policy Date, the sum of the premiums paid is less than the Minimum Required Premium on a Monthly Date.

     The Minimum Required Premium on a Monthly Date is equal to (1) times (2) where:

     1.  Is the minimum monthly premium shown on the current data pages ; and

     2.  Is the number of completed months since the Policy Date.

     Further, a notice of impending termination of a Policy will be sent if, 24 months after the Policy Date or later, or any time after a policy loan is taken, the Net Surrender Value of the Policy is not at least equal to the Monthly Policy Charge on the current Monthly Date and, if the Policy has a death benefit guarantee rider, the death benefit guarantee premium requirement has not been satisfied. Payment of a planned periodic premium does not ensure that the Policy will not enter a grace period 24 months or later following the Policy Date.

     The grace period begins when a notice of impending termination is mailed to a policyowner. The notice will be sent to the last post office address of the policyowner known to the Company. It will show the minimum payment required to keep the Policy in force. The notice will also show the 61-day period during which the Company will accept the required payment.

     If the grace period begins because the sum of the premiums paid is less than the Minimum Required Premium, the minimum payment is (1) minus (2) where:

     1. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and

     2.   Is the sum of the premiums paid since the Policy Date.

     If the grace period ends before receipt by the Company of the minimum payment described above, the Company will pay to the policyowner any remaining value in the Policy which would be (1) minus (2) where:

     1. Is the Net Surrender Value on the Monthly Date on or immediately preceding the start of the grace period; and

     2.   Is the two Monthly Policy Charges applicable during the grace period.

     If the grace period begins because the Net Surrender Value is less than the current Monthly Policy Charge, the minimum payment is equal to (1) plus (2) divided by (3) where:

     1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

     2.   Is three Monthly Policy Charges; and

     3.   Is 1 minus the maximum Premium Expense Charge.

     If the grace period ends before we receive the minimum payment, the Company will keep any remaining value in the Policy.

     This payment is intended to reimburse the Company for the Monthly Policy Charges during the 61-day grace period and provide sufficient Policy Value to pay the Monthly Policy Charge for the first Monthly Date following the grace period. There is no guarantee the amount requested at the beginning of the grace period will be sufficient to actually meet the Monthly Policy Charges as they are processed. Should the Policy's Net Surrender Value not at least equal the Monthly Policy Charges on any Monthly Date, a new 61-day grace period will commence.

     The Policy will continue in force through a grace period; but, if the required payment is not received by the Company during the 61-day period, the Policy will terminate as of the Monthly Date on or immediately preceding the start of the grace period. If the insured dies during a grace period, the policy proceeds will be reduced by the amount of all Monthly Policy Charges due and unpaid at the insured's death, as well as by loans and unpaid loan interest.

     A Policy will also terminate if the policyowner makes a total surrender of the Policy, the death proceeds under the Policy are paid or the maturity proceeds under the Policy are paid. When a Policy terminates for any reason, all policy privileges and rights of the policyowner under the Policy end.

Reinstatement

     A policyowner may, however, reinstate a Policy which terminated as a result of failure to pay the Minimum Required Premium on a Monthly Date during the 24 months following the Policy Date, or as a result of insufficient value, subject to certain conditions. A Policy may be reinstated only prior to the Maturity Date and while the insured is alive. The application for reinstatement must be personally delivered or mailed to the Company at its home office within three years of a Policy's termination. (In some states, the Company is required by law to provide a longer period of time within which a Policy may be reinstated.)
Satisfactory proof of insurability based upon the Company's underwriting guidelines then in effect and payment of a reinstatement premium are required. The reinstatement premium must be at least the greater of ((1) plus (2) divided by (3)) or ((4) minus (5)) where:

     1. Is the amount by which the Surrender Charge exceeds the Accumulated Value on the Monthly Date on or immediately preceding the start of the grace period;

     2.   Is three Monthly Policy Charges;

     3.   Is one minus the maximum Premium Expense Charge;

     4. Is the Minimum Required Premium due on the second Monthly Date following the beginning of the grace period; and

     5.   Is the sum of the premiums paid since the Policy Date.

     Payment of Monthly Policy Charges for the period of termination is not required. If a policy loan or loan interest was unpaid at the time of termination, the Company will require repayment or reinstatement of the loan and any loan interest before permitting reinstatement of the Policy. Loan interest will not be charged for the period the Policy was terminated. Reinstatement will be effective on the next Monthly Date following the Company's approval of the reinstatement application. The Policy Date will remain the original Policy Date and will not be changed at reinstatement, although Surrender Charges for total surrender following reinstatement will resume at the rate charged at the time of the Policy's termination, as adjusted for the payment of past due premiums, if any. Upon reinstatement of a Policy, all the rights and privileges of the owner are restored.

OTHER MATTERS

Voting Rights

     The Company shall vote Mutual Fund shares held in the Separate Account at regular and special meetings of shareholders of each Mutual Fund, but will follow voting instructions received from persons having the voting interest in such Mutual Fund shares.

     The policyowner has the voting interest under a Policy. The policyowner shall have one vote for each $100 of Policy Value in the Divisions, with fractional votes allocated for amounts less than $100. The number of votes on which the policyowner has the right to instruct will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting of the Mutual Fund. Voting instructions will be solicited by written communications prior to such meetings in accordance with procedures established by the Mutual Fund. The Company will vote other Mutual Fund shares held in the Separate Account, including those for which no instructions are received in the same proportion as it votes shares for which it has received instructions. All Mutual Fund shares held in the general account of the Company will be voted in proportion to instructions that are received with respect to participating contracts.

     If the Company determines pursuant to applicable law that Mutual Fund shares held in the Separate Account need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Mutual Fund shares held in the Separate Account in its own right.

     The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Mutual Fund, or disapprove an investment advisory contract of the Mutual Fund. In addition, the Company may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment adviser of the Mutual Fund if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or the Company determines that the change would be inconsistent with the investment objectives of the Mutual Fund or would result in the purchase of securities for the Mutual Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by the Company or any affiliates of the Company which have similar investment objectives. In the event that the Company does disregard voting instructions, a summary of that action and the reason for such actions will be included in the next semiannual report to policyowners.

Statement of Values

     The Company will mail an annual statement to the policyowner after the end of each Policy Year until the Policy terminates. The statement will show:

      1. the current death benefit;
      2. the current Policy Value and Surrender Value;
      3. all premiums paid since the last statement;
      4. all charges since the last statement;
      5. any Policy loans and loan interest;
      6. any partial surrenders since the last statement;
      7. the number of Units and Unit value;
      8. the total value of each of the policyowner's Investment Accounts;
      9. any investment gain or loss since the last statement;
     10. the designated beneficiary or beneficiaries;
     11. all riders included with the Policy; and
     12. a detailed summary of activity which occurred during the Policy Year.

     Any policyowner may request at any time a current statement of account values, transactions and activities by telephoning 1-800-247-9988.

     The Company will also send to the policyowner the reports required by the Investment Company Act of 1940.

Service Available by Telephone

     Unless telephone transaction services are declined on the supplemental application for a Policy, or at any subsequent time the policyowner notifies the Company in writing to remove telephone transaction services, certain transactions, including transfers permitted by the Policy, Policy loans (Policy loan proceeds will be mailed only to the policyowner's address of record), changes in the allocation of future premium payments and changes in allocation of the Monthly Policy Charge, may be made pursuant to telephone instructions. The telephone transactions may be exercised by telephoning 1-800-247-9988. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after that time or on a day when the Company is not open for business will be effective the next Business Day. Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The policyowner bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the policyowner's address of record. Policyowners may obtain additional information and assistance by telephoning the toll free number. The Company may modify or terminate telephone transfer procedures at any time.

GENERAL PROVISIONS

Addition, Deletion or Substitution of Investments

     The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares held by any Division or which any Division may purchase. If shares of any Mutual Fund should no longer be available for investment or if, in the judgment of the Company's management, further investment in shares of any mutual fund should become inappropriate in view of the purposes of the Policy, the Company may substitute shares of any other investment company for shares already purchased, or to be purchased in the near future under the Policies. No substitution of securities will take place without notice to policyowners and without prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940.

     The investment policy of the Separate Account will not be materially changed unless a statement of the change is filed with and not disapproved by the Insurance Commissioner of the State of Iowa and the Superintendent of Insurance of the State of New York, if required. Whether a change in investment policy is material will be determined in conjunction with the appropriate state insurance commissioner(s). The policyowner will be notified of any material investment policy change. If the Company eliminates or combines existing Divisions or transfers assets in one Division to another, the policyowner may then change allocation percentages and transfer any value in an affected Division to another Division without charge. In the alternative, the policyowner may exchange the Policy for a fixed-benefit, flexible premium life insurance policy offered by the Company for this purpose. The policyowner may exercise this exchange privilege until the later of 60 days after (i) the effective date of such change, or (ii) the receipt of a notice of the options available. The face amount of the new policy will be the death benefit of the Policy on the date of exchange.

     Each Mutual Fund is subject to certain investment restrictions which may not be changed without the approval of the majority of the outstanding voting securities. See the accompanying prospectuses for the Mutual Funds.

Optional Insurance Benefits

     Subject to certain requirements and approval by state insurance departments, one or more supplementary benefits may be added to a Policy, including those providing term insurance options, providing accidental death coverage, waiving Monthly Policy Charges or waiving of premium payments upon disability, accelerating benefits in the event of terminal illness, providing cost of living increases in benefits, providing a death benefit guarantee, providing extended coverage beyond the Maturity Date, and, in the case of business-owned Policies, permitting a change of the life insured, providing face amount increases that reflect salary increases, providing extra protection increases and providing enhanced policy values in the early years of a Policy. More detailed information concerning supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, of any optional insurance benefits will be deducted as part of the Monthly Policy Charge.

     The death benefit guarantee rider provides that if the death benefit guarantee premium requirement is satisfied the Policy will not enter its grace period even if the Net Surrender Value is insufficient to cover the Monthly Policy Charges on a Monthly Date. This rider is automatically made a part of a Policy if the issue age of the insured is under age 65 and (where permitted by law) the planned periodic premium is equal to or greater than the death benefit guarantee premium. The rider terminates on the later of the Policy Anniversary following the insured's 65th birthday or five years after the effective date of the rider. The death benefit guarantee premium requirement is satisfied if the sum of all premiums paid less any partial surrenders and any Policy loans and unpaid loan interest equals or exceeds the sum of the monthly death benefit guarantee premiums applicable to the number of months the Policy has been in force, less one month. The death benefit guarantee premium is based on the issue age, gender (where permitted by law), death benefit option, and risk class of the insured. The monthly death benefit guarantee premium will be considered to be zero for any month that deductions are being paid by the waiver of monthly deductions rider. The death benefit guarantee premium may change if the Policy face amount is changed, the death benefit option is changed, or a rider is added or deleted. As a result of a change, an additional premium may be required on the date of the change in order to satisfy the new death benefit guarantee premium requirement. If on any Monthly Date the death benefit guarantee premium requirement is not met, the policyowner will be sent a notice of the premium required to maintain the guarantee. If the premium is not received at a Company's home office prior to the expiration of 61 days after the date the notice is mailed, the death benefit guarantee will no longer be in effect and the rider will terminate. If the rider terminates, it may not be reinstated. If this rider is in force, the death benefit guarantee premium requirement is satisfied and the insured is alive on the Policy Maturity Date, the Company will pay the policyowner the excess, if any, of the face amount over the maturity proceeds.

The Contract

     The Policy, the application attached to it, any supplemental application, any adjustment applications, any amendments to the application and the current data pages make up the entire contract between the Company and the policyowner. Any statements made in the application or an adjustment application will be considered representations and not warranties. No statement, unless made in an application, will be used to void a Policy (or void an adjustment in case of an adjustment application) or to defend against a claim. A Policy may be modified by mutual agreement between the policyowner and the Company. Any alteration of the Policy must be in writing and signed by one of the Company's corporate officers. No one else, including the agent, may change the contract or waive any provisions.

Incontestability

     The Company will not contest the insurance coverage provided under a Policy, except for any subsequent increase in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the Policy Date. This provision does not apply to claims for total disability or to accidental death benefits which may be provided by a rider to a Policy. Any face amount increase made under the Adjustment Options has its own two-year contestable period which begins on the effective date of the adjustment.

Misstatements

     If the age or gender of the insured has been misstated in an application, including a reinstatement application, the death benefit under the Policy will be that which would be purchased by the most recent mortality charge at the correct age and gender.

Suicide

     A Policy does not cover the risk of suicide within two years from the Policy Date or two years from the date of any increase in face amount with respect to such increase, whether the insured is sane or insane. In the event of suicide within two years of the Policy Date, the only liability of the Company will be a refund of premiums paid, without interest, less any policy loans and loan interest and any partial surrenders. In the event of suicide within two years of an increase in face amount, the only liability of the Company in respect to that increase in face amount will be a refund of the cost of insurance for that increase.

Ownership

     The owner of the Policy is as named in the application. The owner may exercise every right and enjoy every privilege provided by the Policy, subject to the rights of any irrevocable beneficiary. All privileges and rights of the owner under a Policy end when the owner surrenders the Policy for cash, the death proceeds of the Policy are paid, or the maturity proceeds of the Policy are paid. Also, if the grace period ends without receipt by the Company at its home office of the payment required to keep the Policy in force, the privileges and rights of the owner terminate as of the Monthly Date on or immediately preceding the start of the grace period. If the owner is not the insured and dies before the insured, the insured becomes the owner unless the owner has provided for a successor owner. The owner may be changed by filing a Written Request with the Company. The Company's approval is needed and no change is effective until the Company approves the Written Request for change of owner. Once approved, the change is effective as of the date the owner signed the Written Request. The Company reserves the right to require that the Policy be sent to the Company so that the change may be recorded.

Beneficiaries

     The original beneficiaries and contingent beneficiaries are designated by the policyowner on the application. A primary and/or contingent beneficiary or beneficiaries may be changed by Written Request to the Company. The Company's approval is needed and no change is effective until the Company approves the Written Request for change of beneficiary. Once approved, the change is effective as of the date the owner signed the Written Request. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest written change filed with the Company. One or more primary or contingent beneficiaries may be named in the application or a later change request.

Benefit Instructions

     While the insured is alive, the owner may file instructions for the payment of death proceeds under one of the benefit options under the Policy. Such instructions, or a change of instructions, must be made by Written Request to the Company. If the owner changes the beneficiary, that change will revoke any prior benefit instructions.

Postponement of Payments

     Payment of any amount upon total or partial surrender, policy loan, or proceeds payable at death or maturity and the right to transfer to or from an Investment Account may be postponed or suspended whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (2) the Securities and Exchange Commission by order permits postponement for the protection of policyowners; or (3) the Securities and Exchange Commission requires that trading be restricted or declares an emergency, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the net asset value of the Mutual Funds.

Assignment

     The Policy can be assigned as collateral for a loan. The Company must be notified in writing if the Policy has been assigned. Each assignment will be subject to any payments made or action taken by the Company prior to its notification of such assignment. The Company is not responsible for the validity of an assignment. An assignment as collateral does not change the owner but the rights of beneficiaries, whenever named, become subordinate to those of the assignee.

Policy Proceeds

     Death proceeds under a Policy will ordinarily be paid within five Business Days after the Company receives due proof of death. Payments may be postponed in certain circumstances. (See "Postponement of Payments.") During the insured's lifetime, the policyowner may arrange for the death proceeds to be paid in a lump sum or under one or more of the settlement options described below. These choices are also available if the Policy is surrendered or matures.

     When death proceeds are payable in a lump sum, the beneficiary may select one or more of the settlement options.

     The following options are available:

     Option A

     Special Benefit Arrangement - A specially designed benefit option may be arranged with the Company's approval.

     Option B

     Proceeds Left at Interest - The Company will hold the amount applied on deposit. Interest payments will be made annually, semiannually, quarterly or monthly, as elected.

     Option C

     Fixed Income - The Company will pay an income of a fixed amount or an income for a fixed period not exceeding 30 years.

     Option D

     Life Income - The Company will pay an income during a person's lifetime. A minimum guaranteed period may be used.

     Option E

     Joint and Survivor Life Income - The Company will pay an income during the lifetime of two persons, and continuing until the death of the survivor. This option includes a minimum guaranteed period of 10 years.

     Option F

     Joint and Two-Thirds Survivor Life Income - The Company will pay an income during the time two persons both remain alive, and two-thirds of the original amount during the remaining lifetime of the survivor.

     Interest at a rate set by the Company, but never less than required by state law, will be applied to determine the payment under Option B, and any such interest in excess of the guaranteed minimum will be added to payments under Option C.

Participating Policy

     The Policies share in any divisible surplus of the Company. The Company will determine each Policy's share of the surplus and will credit it as a dividend at the end of each Policy Year. The Company does not expect to pay any dividends under the Policy.
Dividends, if any, will be paid in cash.

Right To Exchange Policy

     During the first 24 policy months following issuance of a Policy, except during a grace period, the policyowner may exchange the Policy for any other form of fixed benefit individual life insurance policy (other than term insurance) currently made available by the Company for this purpose on the insured's life. At present, the Company makes several insurance policies available for exercise of this exchange right. Such request must be postmarked or delivered to the home office of the Company before the expiration of 24 months after the Effective Date. At the option of the policyowner, the new policy will provide either the same death benefit or the same amount at risk as the Policy did at the time of the exchange request. Premiums for the new policy will be based on the same gender, issue age, and risk classification of the insured under the Policy. An equitable adjustment in the new policy's payments and cash or Policy Values will be made to reflect variances, if any, in the payments and Policy Values under the Policy and the new policy. Minimum benefits of the new policy will be fixed and guaranteed and the new policy will not participate in the experience of the Separate Account. Policy values will be determined as of the date the Written Request for exchange is received at the Company's home office. Evidence of insurability will not be required for the exchange. No charge will be imposed on the exercise of this exchange privilege. Any policy loan and loan interest must be repaid prior to the exchange or transferred to the new policy. Any benefit riders included as a part of a Policy may be exchanged, without evidence of insurability, for similar benefit riders on the new policy if both these conditions are met:

     1. The policyowner, in the Written Request for exchange, indicates that the rider or riders should be a part of the new policy; and

     2. The similar benefit rider or riders were available for the new policy on the effective date of the benefit rider for the Policy based on the same issue age, gender and risk classification of the insured under the Policy.

     The exchange will be effective upon proper receipt by the Company of the Written Request, any amount required as an adjustment and surrender of the Policy.

     The policyowner may also exchange the Policy for a fixed-benefit, flexible premium policy in the event of a material change in investment policy of a Division (see "Addition, Deletion or Substitution of Investments.")

     In addition, the policyowner has the right to exchange a face amount increase for a fixed-benefit, flexible premium policy at any time during the first 24 months following issuance of Policy data pages reflecting a face amount increase, but not while the Policy is in a grace period (see "Adjustment Options.")

DISTRIBUTION OF THE POLICY

     The Policy will be sold by individuals who, in addition to being licensed and appointed as life insurance agents or brokers for the Company, are also registered representatives of the principal underwriter of the Policies, Princor Financial Services Corporation, or of other broker-dealers which Princor
Financial  Services  Corporation  selects  and  the  Company  approves.  Princor
Financial Services Corporation is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. For Policies distributed by the principal underwriter commissions will range between 0% and 50% of premium received in the first year of a Policy (and between 0% and 50% of premium received in the first year following an adjustment date), up to a Target Premium determined by a rate per $1,000 of face amount which varies by the age and gender of the insured. In addition, commissions will include 0% to 3% of premium received in the first year of the Policy, above the Target Premium. For years two and later of a Policy, commissions will range from 0% to 2% of premiums received. A service fee of 0% to 2% is paid on all premiums received after the first Policy Year. In addition, a persistency renewal commission may be paid which ranges from 1.25% to 5.25% of premiums received in the first three Policy Years, depending upon the agent's or broker's total life insurance sales for the Company. Expense allowances may also be payable to agents and brokers based upon premiums received. Commission amounts for Policies distributed by broker-dealers other than the principal underwriter will vary.

     The Company has entered into a distribution agreement with Princor Financial Services Corporation. Princor Financial Services Corporation is also the principal underwriter for various registered investment companies organized by the Company. Princor Financial Services Corporation is a wholly-owned subsidiary of Principal Holding Company. Principal Holding Company is a holding company and a wholly-owned subsidiary of the Company.

OFFICERS AND DIRECTORS OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     Principal Mutual Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal occupation during the last five years, are as follows:

DIRECTORS:
EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

JOHN EDWARD ASCHENBRENNER          Senior Vice President
RAY STEPHENS CRABTREE              Executive Vice President
THOMAS JEFFERSON GAARD             Senior Vice President
MICHAEL HARRY GERSIE               Senior Vice President
THOMAS JOHN GRAF                   Senior Vice President
JOHN BARRY GRISWELL                Executive Vice President
RONALD EUGENE KELLER               Executive Vice President
GREGG ROSS NARBER                  Senior Vice President and General Counsel
CHARLES EDWARD ROHM                Executive Vice President

                                               Principal Occupation
Name, Positions and Offices                    During Last 5 Years
---------------------------                    -------------------
MARY VERMEER ANDRINGA               President and Chief Operating Officer, Vermeer Manufacturing Company.
Director
Member, Nominating Committee

RUTH MARGARET DAVIS                 President and Chief Executive Officer, The Pymatuning Group, Inc.
Director
Member, Nominating Committee

DAVID JAMES DRURY                   Chairman and Chief Executive  Officer,  Principal  Mutual Life
Director                            Insurance  Company since January 1995.  President and Chief  Executive
Chairman  of the  Board             Officer  from 1994 - 1995;  President  from  1993-1994;
Chair, Executive Committee          Executive Vice  President from 1992 - 1993;  Executive Vice President and
                                    Chief Actuary 1992; prior thereto, Senior Vice President and
                                    Chief Actuary.

CHARLES DANIEL GELATT, JR.          President, NMT Corporation.
Director
Member, Executive and
Human Resources Committees

GERALD DAVID HURD                   Retired. Chairman and Chief Executive Officer, Principal Mutual Life Insurance
Director                            Company 1989 - 1994.
Member, Executive and
Human Resources Committee

THEODORE MURTAGH HUTCHISON          Vice Chairman, Principal Mutual Life Insurance Company since August 1994.  Prior
Director                            thereto, Executive Vice President.

CHARLES SAMUEL JOHNSON              Chairman, President and Chief Executive Officer, Pioneer Hi-Bred International, Inc.
Director                            since December 1996. President and Chief Executive Officer September 1995 -
Member, Audit Committee             December 1996. President and Chief Operating Officer March 1995 - September 1995. Executive Vice
                                    President 1993 - March 1995. Prior thereto, Senior Vice President.

WILLIAM TURNBALL KERR               President & Chief Executive Officer, Meredith Corporation since 1997.  President and
Director                            Chief Operating Officer 1994 - 1997. Prior thereto, Executive Vice President.
Member, Nominating Committee

LEE LIU                             Chairman and Chief Executive Officer, IES Industries, Inc., since November 1996. Prior
Director                            thereto, Chairman, President and Chief Executive Officer.
Member, Executive and Human
Resources Committees

VICTOR HENDRIK LOEWENSTEIN          Managing Partner, Egon Zehnder International
Director
Member, Audit Committee

RONALD DALE PEARSON                 Chairman, President and Chief Executive Officer, Hy-Vee, Inc.
Director
Member, Human Resources Committee

JOHN ROY PRICE                      Managing Director, The Chase Manhattan Corporation since April, 1996. Prior
Director                            thereto, Managing Director, Chemical Banking Corporation.
Chair, Audit Committee

BARBARA ANN RICE                    Principal, The Alliance for Effective Organizations, Inc., since 1994. Prior thereto, Vice
Director                            President - Human Resources, Scott Paper Company.
Member, Human Resources Committee

JEAN-PIERRE CHARLES ROSSO           Chairman, President and Chief Executive Officer, Case Corporation since March
Director                            1996. President and Chief Executive Officer April 1994-March 1996. Prior thereto,
Member, Audit Committee             President, Honeywell, Inc.

DONALD MITCHELL STEWART             President, The College Board.
Director
Chair, Nominating Committee

ELIZABETH EDITH TALLETT             President & CEO of Dioscor, Inc. & Serex, Inc. since 1996. President and Chief
Director                            Executive Officer, Transcell Technologies, Inc. 1992 - 1996.
Member, Audit Committee

DEAN DICKSON THORNTON               Retired since 1993. Prior thereto President, Boeing Commercial Airplane Group.
Director
Chair, Human Resources Committee

FRED WILLIAM WEITZ                  President, Chairman of the Board  and Chief Executive Officer, Essex Meadows, Inc.
Director                            since 1995. Prior thereto, President, Chairman of the Board, and Chief Executive
Member, Executive and Nominating    Officer,  The  Weitz Corporation and its subsidiaries.
Committees

STATE REGULATION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

     The Company is organized under the laws of the State of Iowa and is subject to regulation by the Commissioner of Insurance of Iowa. An annual statement is filed with the Iowa Division of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least every five years.

FEDERAL TAX MATTERS

     The discussion contained herein is general in nature, is not an exhaustive discussion of all tax questions that might arise under the policies, and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and treasury regulations or of current interpretations of the Internal Revenue Service.

     While the Company reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes, the Company cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state considerations, a qualified tax advisor should be consulted.

     The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the policyowner or beneficiary depends upon the Company's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

Tax Status of the Company and the Separate Account

     The Company is taxed as an insurance Company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate taxable entity and its operations are taken into account by the Company in determining its income tax liability. All investment income and realized net capital gains on the assets of the separate account are reinvested and taken into account in determining Policy Values and are automatically applied to increase the book reserves associated with the Policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to the Company to the extent those items are applied to increase reserves associated with the Policies.

Charges for Taxes

     The Company imposes a federal tax charge equal to 1.25% of premiums received under the Policy to compensate for the federal income tax liability it incurs under Section 848 of the Code by reason of its receipt of premiums under the Policy. The Company believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made to the Separate Account for federal income taxes of the Company that may be attributable to the Separate Account. Periodically, the Company reviews the appropriateness of charges to the Separate Account for the Company's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by the Company that are attributable to the Separate Account. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account, a charge may also be imposed for the Policy's share of the Company's federal income taxes attributable to the Fixed Account.

     Under current laws, the Company may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

Diversification Standards

     In  addition  to other  requirements  imposed  by the Code,  a Policy  will qualify as life insurance under the Code only if the diversification requirements of Code Section 817(h) are satisfied by each Separate Account in which any of the Policy Values are held. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, the Company intends to comply with Code Section 817(h) and the regulations thereunder.

Life Insurance Status of Policy

     The Company believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the policyowner and beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the Policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Code. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Policy Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a total or partial surrender of the Policy.

Modified Endowment Contract Status

     A Policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a Policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     While the 7-pay test is generally applied as of the time the Policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered in these determinations.

     If a Policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

Policy Surrenders and Partial Surrenders

     Upon a total surrender of a Policy, the policyowner will recognize ordinary income for federal tax purposes to the extent that the Net Surrender Value exceeds the investment in the Policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a partial surrender from a Policy will depend upon whether the partial surrender results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

     If the Policy is not a modified endowment contract, the general rule is that a partial surrender from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, the Code prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. The Company suggests that a policyowner consult with a tax advisor in advance of a proposed decrease in face amount or a partial surrender. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Policy Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a total surrender, a partial surrender or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantial equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

Policy Loans and Interest Deductions

     The Company also believes that under current law any loan received under the Policy will be treated as a Policy debt of a policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

     Code Section 264 imposes stringent limitations on the deduction of interest paid or accrued on loans in connection with a Policy. In addition, under the "personal" interest limitation provisions of Code Section 163, no deduction is allowed for interest on any policy loan if the proceeds are used for personal purposes, even if the Policy and loan otherwise meet the requirements of Code
Section 264. The limitations on deductibility of personal interest may not apply to disallow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. The Company suggests consultation with a tax advisor for further guidance.

Corporate Alternative Minimum Tax

     Ownership of a Policy by a corporation may affect the policyowner's exposure to the corporate alternative maximum tax. In determining whether it is subject to alternative minimum tax a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the built-in gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any Policy exceed the sum of (i) the premiums paid on that Policy in the year of death, and (ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

Exchange or Assignments of Policies

     A change of the policyowner or the insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the death benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

Withholding

     Under Section 3405 of the Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyowner can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to the Company or the Internal Revenue Service has notified the Company that the tax identification number furnished by the policyowner is incorrect.

Taxation of Accelerated Death Benefits

     The Company provides accelerated death benefits based upon a lien method. It is unclear whether benefits paid under this rider are taxable. For information regarding taxation of accelerated death benefits, a qualified tax advisor should be consulted.

Other Tax Issues

     Federal  estate  and  state and local  estate,  inheritance,  and other tax
consequences   of  ownership  or  receipt  of  Policy  proceeds  depend  on  the circumstances of each policyowner or beneficiary.

EMPLOYEE BENEFIT PLANS

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in the 1983 decision of Arizona Governing Committee v. Norris, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. Policies are available for use in connection with such employment-related insurance and benefit plans which do not vary in any respect between male and female insureds of a particular age and underwriting classification.

LEGAL PROCEEDINGS

     There are no legal proceedings to which the Separate Account is a party or to which the assets of any of the Divisions thereof are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relate to the Separate Account.

LEGAL OPINION

     Legal matters applicable to the issue and sale of the Policies, including the right of the Company to issue Policies under Iowa insurance law, have been passed upon by Gregg R. Narber, Senior Vice President and General Counsel of the Company.

INDEPENDENT AUDITORS

     The financial statements of Principal Mutual Life Insurance Company Variable Life Separate Account and the consolidated financial statements of The Principal Financial Group(R) (comprised of Principal Mutual Life Insurance Company and its subsidiaries) which are included in this registration statement have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere in the registration statement.

REGISTRATION STATEMENT

     A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

     The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Report of Independent Auditors



Board of Directors and Participants
Principal Mutual Life Insurance Company


We have audited the accompanying statement of net assets of Principal Mutual Life Insurance Company Variable Life Separate Account (comprising, respectively, the Balanced, Bond, Capital Accumulation, Emerging Growth, High Yield, and Money Market Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Mutual Life Insurance Company Variable Life Separate Account at December 31, 1996, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young

Des Moines, Iowa
February 7, 1997

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                             Statement of Net Assets

                                December 31, 1996



Assets
Investments:
   Balanced Division:
      Principal Balanced Fund, Inc. - 300,877 shares at net asset value
        of $14.44 per share (cost - $4,029,659)                                                              $  4,344,657
   Bond Division:
      Principal Bond Fund, Inc. - 144,996 shares at net asset value of $11.33 per share (cost -
        $1,652,187)                                                                                             1,642,800
   Capital Accumulation Division:
      Principal Capital Accumulation Fund, Inc. - 235,315 shares at net asset value of $29.84 per
        share (cost - $6,455,408)                                                                               7,021,808
   Emerging Growth Division:
      Principal Emerging Growth Fund, Inc. - 460,827 shares at net asset value of $29.74 per share
        (cost - $11,072,205)                                                                                   13,704,998
   High Yield Division:
      Principal High Yield Fund, Inc. - 151,981 shares at net asset value of $8.72 per share (cost -
        $1,319,073)                                                                                             1,325,273
   Money Market Division:
      Principal Money Market Fund, Inc. - 1,305,482 shares at net asset value of $1.00 per share
        (cost - $1,305,482)                                                                                     1,305,482
                                                                                                        --------------------
                                                                                                        ====================
Net assets                                                                                                    $29,345,018
                                                                                                        ====================

See accompanying notes.

                                                  Unit
                                    Units         Value
                                 ------------- ------------
                                 ------------- ------------
Net assets are represented by:
   Balanced Division                  190,477     $22.81         $  4,344,657
   Bond Division                       80,628      20.38            1,642,800
   Capital Accumulation Division      266,347      26.36            7,021,808
   Emerging Growth Division           418,635      32.74           13,704,998
   High Yield Division                 67,188      19.72            1,325,273
   Money Market Division               86,858      15.03            1,305,482
                                                            --------------------
                                                            ====================
Net assets                                                        $29,345,018
                                                            ====================

See accompanying notes.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                            Statements of Operations





                                                                                          Combined
                                                                   --------------------------------------------------------
                                                                                   Year ended December 31
                                                                          1996                1995               1994
                                                                   ------------------- -------------------- ---------------
                                                                   ------------------- -------------------- ---------------
Investment income
Income:
   Dividends                                                             $   576,069         $   376,014         $205,850
   Capital gains distributions                                             1,240,739             429,058          211,019
                                                                   ------------------- -------------------- ---------------
                                                                   ------------------- -------------------- ---------------
                                                                           1,816,808             805,072          416,869
Expenses:
   Mortality and expense risks                                               160,075              95,590           55,513
                                                                   ------------------- -------------------- ---------------
                                                                   ------------------- -------------------- ---------------
Net investment income                                                      1,656,733             709,482          361,356

Realized and unrealized gains (losses) on investments

Net realized gains (losses) on investments                                   196,669             254,585           31,582
Change in net unrealized appreciation/
   depreciation of investments                                             1,785,917           1,956,773         (442,230)
                                                                   ------------------- -------------------- ---------------
                                                                   =================== ==================== ===============
Net increase (decrease) in net assets resulting from operations
                                                                          $3,639,319          $2,920,840        $ (49,292)
                                                                   =================== ==================== ===============

           Balanced Division                          Bond Division                        Capital Accumulation Division
----------------------------------------  ------------------------------------------- ---------------------------------------------
         Year ended December 31                  Year ended December 31                        Year ended December 31
 1996         1995             1994       1996            1995            1994          1996             1995            1994
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------


$110,439     $  85,937        $  53,356    $92,610       $  47,997        $ 33,025     $   118,875      $  79,394       $  56,729
 244,144        72,211           25,558          -               -               -         745,903        293,683          54,291
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
 354,583       158,148           78,914     92,610          47,997          33,025         864,778        373,077         111,020

  25,360        17,258           12,058      8,256           5,384           3,207          36,169         22,976          14,428
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------
 329,223       140,890           66,856     84,354          42,613          29,818         828,609        350,101          96,592



  20,387        28,104            6,900      2,798           4,064          (2,792)         36,486         49,320         (13,565)

  77,334       316,677         (120,904)   (53,168)         85,230         (40,136)        247,560        433,439         (87,735)
-------- ---------------- --------------  ---------- --------------- ---------------- ------------- --------------- ---------------

$426,944      $485,671        $ (47,148)   $33,984        $131,907        $(13,110)     $1,112,655       $832,860       $  (4,708)
======== ================ ==============  ========== =============== ================ ============= =============== ===============

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                      Statements of Operations (continued)




                                                                      Emerging Growth Division
                                                                       Year ended December 31
                                                       --------------------------------------------------------
                                                              1996                1995              1994
                                                       -------------------- ------------------ ----------------
                                                       -------------------- ------------------ ----------------
Investment income
Income:
   Dividends                                                $     99,423         $     65,593       $  26,319
   Capital gains distributions                                   250,692               63,164         131,170
                                                       -------------------- ------------------ ----------------
                                                       -------------------- ------------------ ----------------
                                                                 350,115              128,757         157,489
Expenses:
   Mortality and expense risks                                    74,424               43,103          21,185
                                                       -------------------- ------------------ ----------------
                                                       -------------------- ------------------ ----------------
Net investment income                                            275,691               85,654         136,304

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments                       136,928              172,414          42,332
Change in net unrealized appreciation/
   depreciation of investments                                 1,479,684            1,127,081        (174,867)
                                                       -------------------- ------------------ ----------------
                                                       ==================== ================== ================
Net increase in net assets resulting from operations
                                                              $1,892,303           $1,385,149      $    3,769
                                                       ==================== ================== ================

See accompanying notes.

                     High Yield Division                                             Money Market Division
--------------------------------------------------------------    ------------------------------------------------------------
                   Year ended December 31                                           Year ended December 31
        1996                 1995                1994                    1996                1995                 1994
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------


        $107,701             $72,460             $21,527                   $47,021           $24,633              $14,894
               -                   -                   -                         -                 -                    -
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
         107,701              72,460              21,527                    47,021            24,633               14,894

           7,858               3,702               1,585                     8,008             3,167                3,050
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------
          99,843              68,758              19,942                    39,013            21,466               11,844



              70                 683              (1,293)                        -                 -                    -

          34,507              (5,654)            (18,588)                        -                 -                    -
--------------------- ------------------- --------------------    ------------------- -------------------- -------------------

        $134,420             $63,787          $       61                   $39,013           $21,466              $11,844
===================== =================== ====================    =================== ==================== ===================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                       Statements of Changes in Net Assets

                  Years ended December 31, 1996, 1995 and 1994



                                                                                                             Combined
                                                                                                        -------------------
                                                                                                        -------------------

Net assets at January 1, 1994                                                                                $  5,802,494

Increase (decrease) in net assets
Operations:
   Net investment income                                                                                          361,356
   Net realized gains (losses) on investments                                                                      31,582
   Change in net unrealized appreciation/depreciation of investments                                             (442,230)
                                                                                                        -------------------
                                                                                                        -------------------
Net increase (decrease) in net assets resulting from operations                                                   (49,292)

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes                                        7,030,808
   Contract terminations and surrenders                                                                          (200,983)
   Death benefit payments                                                                                          (4,614)
   Policy loan transfers                                                                                         (131,130)
   Transfers to other contracts                                                                                (2,149,666)
   Cost of insurance and administration charges                                                                (1,002,937)
   Surrender charges                                                                                              (41,439)
                                                                                                        -------------------
                                                                                                        -------------------
Increase in net assets from policy related transactions                                                         3,500,039
                                                                                                        -------------------
                                                                                                        -------------------
Total increase                                                                                                  3,450,747
                                                                                                        -------------------
                                                                                                        -------------------
Net assets at December 31, 1994                                                                                 9,253,241

Increase (decrease) in net assets
Operations:
   Net investment income                                                                                          709,482
   Net realized gains on investments                                                                              254,585
   Change in net unrealized appreciation/depreciation of investments                                            1,956,773
                                                                                                        -------------------
Net increase in net assets resulting from operations                                                            2,920,840

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes                                        9,511,939
   Contract terminations and surrenders                                                                          (514,344)
   Death benefit payments                                                                                          (9,358)
   Policy loan transfers                                                                                         (275,660)
   Transfers to other contracts                                                                                (2,602,796)
   Cost of insurance and administration charges                                                                (1,539,242)
   Surrender charges                                                                                              (66,485)
                                                                                                        -------------------
Increase (decrease) in net assets from policy related transactions                                              4,504,054
                                                                                                        -------------------
Total increase (decrease)                                                                                       7,424,894
                                                                                                        -------------------
Net assets at December 31, 1995                                                                                16,678,135

                                               Capital              Emerging               High                Money
      Balanced              Bond            Accumulation             Growth               Yield               Market
      Division            Division            Division              Division             Division            Division
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------

      $1,481,045              $395,806        $1,663,662             $1,874,487           $179,298              $208,196



          66,856                29,818            96,592                136,304             19,942                11,844
           6,900                (2,792)          (13,565)                42,332             (1,293)                    -
        (120,904)              (40,136)          (87,735)              (174,867)           (18,588)                    -
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         (47,148)              (13,110)           (4,708)                 3,769                 61                11,844



         805,108               288,736         1,149,226              2,765,121            120,265             1,902,352
         (61,360)               (4,871)          (39,008)               (83,480)            (9,690)               (2,574)
               -                     -            (3,319)                (1,295)                 -                     -
         (25,740)               (3,819)          (42,994)               (59,784)            (3,260)                4,467
        (155,607)              (92,188)         (226,938)              (284,168)            (7,501)           (1,383,264)
        (178,431)              (59,452)         (218,560)              (396,646)           (32,323)             (117,525)
         (12,651)               (1,004)           (8,043)               (17,212)            (1,998)                 (531)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         371,319               127,402           610,364              1,922,536             65,493               402,925
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         324,171               114,292           605,656              1,926,305             65,554               414,769
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
       1,805,216               510,098         2,269,318              3,800,792            244,852               622,965



         140,890                42,613           350,101                 85,654             68,758                21,466
          28,104                 4,064            49,320                172,414                683                     -
         316,677                85,230           433,439              1,127,081             (5,654)                    -
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         485,671               131,907           832,860              1,385,149             63,787                21,466



       1,036,158               444,236         1,633,021              4,022,336            673,413             1,702,775
         (89,520)              (24,317)         (149,990)              (238,336)           (10,016)               (2,165)
               -                     -            (2,336)                (4,755)                 -                (2,267)
         (52,264)               (4,770)          (56,174)              (159,532)            (3,158)                  238
        (145,034)              (52,638)         (218,351)              (338,865)           (52,617)           (1,795,291)
        (233,775)              (78,861)         (313,935)              (707,162)           (60,938)             (144,571)
         (11,571)               (3,144)          (19,388)               (30,806)            (1,295)                 (281)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         503,994               280,506           872,847              2,542,880            545,389              (241,562)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
         989,665               412,413         1,705,707              3,928,029            609,176              (220,096)
--------------------- ----------------- ---------------------- -------------------- ------------------- --------------------
       2,794,881               922,511         3,975,025              7,728,821            854,028               402,869

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                 Statements of Changes in Net Assets (continued)




                                                                                     Combined
                                                                                -------------------

Net assets at January 1, 1996                                                         $16,678,135

Increase (decrease) in net assets
Operations:
   Net investment income                                                                1,656,733
   Net realized gains on investments                                                      196,669
   Change in net unrealized appreciation/depreciation of investments                    1,785,917
                                                                                -------------------
                                                                                -------------------
Net increase in net assets resulting from operations                                    3,639,319

Policy related transactions:
   Net premium payments, less sales charges and applicable premium taxes
                                                                                       18,395,810
   Contract terminations and surrenders                                                  (722,867)
   Death benefit payments                                                                 (37,233)
   Policy loan transfers                                                                 (473,677)
   Transfers to other contracts                                                        (5,580,579)
   Cost of insurance and administration charges                                        (2,456,536)
   Surrender charges                                                                      (97,354)
                                                                                -------------------
                                                                                -------------------
Increase in net assets from policy related transactions                                 9,027,564
                                                                                -------------------
                                                                                -------------------
Total increase                                                                         12,666,883
                                                                                -------------------
                                                                                ===================
Net assets at December 31, 1996                                                       $29,345,018
                                                                                ===================

See accompanying notes.

                                               Capital              Emerging               High                Money
     Balanced              Bond             Accumulation             Growth               Yield               Market
     Division            Division             Division              Division             Division            Division
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------

       $2,794,881         $   922,511          $3,975,025           $  7,728,821          $   854,028         $   402,869



          329,223              84,354             828,609                275,691               99,843              39,013
           20,387               2,798              36,486                136,928                   70                   -
           77,334             (53,168)            247,560              1,479,684               34,507                   -
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
          426,944              33,984           1,112,655              1,892,303              134,420              39,013



        1,743,079             953,519           2,993,788              6,727,306              507,382           5,470,736
          (98,967)            (23,277)           (167,257)              (390,394)             (15,620)            (27,352)
          (11,941)                (81)            (17,425)                (7,786)                   -                   -
           (9,028)            (21,841)           (153,962)              (276,069)               3,597             (16,374)
         (161,403)           (115,001)           (217,253)              (785,468)             (56,488)         (4,244,966)
         (325,580)           (103,879)           (481,237)            (1,131,138)             (99,942)           (314,760)
          (13,328)             (3,135)            (22,526)               (52,577)              (2,104)             (3,684)
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
        1,122,832             686,305           1,934,128              4,083,874              336,825             863,600
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
        1,549,776             720,289           3,046,783              5,976,177              471,245             902,613
------------------- ------------------- ---------------------- -------------------- ------------------- --------------------
=================== =================== ====================== ==================== =================== ====================
       $4,344,657          $1,642,800          $7,021,808           $13,704,998            $1,325,273          $1,305,482
=================== =================== ====================== ==================== =================== ====================

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                          Notes to Financial Statements

                                December 31, 1996



1.  Investment and Accounting Policies

Principal Mutual Life Insurance Company Variable Life Separate Account is a segregated investment account of Principal Mutual Life Insurance Company (Principal Mutual) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible policyowners, the Separate Account invests solely in shares of Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc., and Principal Money Market Fund, Inc., diversified open-end management investment companies organized by Principal Mutual. Investments are stated at the closing net asset values per share on December 31, 1996.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.


2.  Expenses and Policy Charges

Principal Mutual is compensated for the following expenses and charges:

   Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of .75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company's expected future mortality experience, is deducted as compensation for administrative and insurance expenses, respectively. The mortality and expense risk, annual administration, and insurance charges amounted to $160,075, $231,648, and $2,224,888, respectively, in 1996; $95,590, $166,464, and $1,372,778, respectively,  in 1995; $55,513,  $119,268,  and $883,669,  respectively,  in
   1994. A sales charge of 5.0% is deducted from each payment made on behalf of each participant. The sales charge is deducted from the payments by Principal Mutual prior to their transfer to the Variable Life Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.


3.  Federal Income Taxes

Operations of the Separate Account are a part of the operations of Principal Mutual. Under current practice, no federal income taxes are allocated by Principal Mutual to the operations of Principal Mutual Life Insurance Company Variable Life Separate Account.

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)


4.  Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                                                                      Capital Accumulation
                                               Balanced Division             Bond Division                  Division
                                          ---------------------------- -------------------------- -----------------------------
                                             Units         Amount        Units        Amount         Units         Amount
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ------------ --------------- ----------- -------------- ------------ ----------------
Year ended December 31, 1996
Units purchased and reinvested
   dividends and capital gains               82,222        $2,097,662     48,357      $1,046,130    126,497         $3,858,566
Units redeemed                               29,319           645,607     13,728         275,471     44,900          1,095,829
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ============ =============== =========== ============== ============ ================
Net increase                                 52,903        $1,452,055     34,629     $   770,659     81,597         $2,762,737
                                          ============ =============== =========== ============== ============ ================
                                          ============ =============== =========== ============== ============ ================

Year ended December 31, 1995
Units purchased and reinvested
   dividends and capital gains               56,758        $1,194,305     24,137     $   492,234     87,030         $2,006,098
Units redeemed                               29,073           549,421      8,980         169,115     40,420            783,150
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ============ =============== =========== ============== ============ ================
Net increase                                 27,685       $   644,884     15,157     $   323,119     46,610         $1,222,948
                                          ============ =============== =========== ============== ============ ================

Year ended December 31, 1994
Units purchased and reinvested
   dividends and capital gains               48,225       $   884,022     17,428     $   321,761     69,938       $1,260,246
Units redeemed                              (25,949)         (445,847)    (9,652)       (164,541)   (32,805)        (553,290)
                                          ------------ --------------- ----------- -------------- ------------ ----------------
                                          ============ =============== =========== ============== ============ ================
Net increase                                 22,276       $   438,175      7,776     $   157,220     37,133      $   706,956
                                          ============ =============== =========== ============== ============ ================

                                           Emerging Growth Division                                  Money Market Division
                                                                          High Yield Division
                                          ---------------------------- -------------------------- -----------------------------
                                             Units         Amount        Units        Amount         Units          Amount
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ------------ --------------- ----------- -------------- ------------- ---------------
Year ended December 31, 1996
Units purchased and reinvested
   dividends and capital gains                224,022     $7,077,421      28,126       $615,083       370,523       $5,517,757
Units redeemed                                 89,178      2,717,856       9,553        178,415       311,613        4,615,144
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ============ =============== =========== ============== ============= ===============
Net increase                                  134,844     $4,359,565      18,573       $436,668        58,910      $   902,613
                                          ============ =============== =========== ============== ============= ===============
                                          ============ =============== =========== ============== ============= ===============

Year ended December 31, 1995
Units purchased and reinvested
   dividends and capital gains                165,606     $4,151,094      40,295       $745,873       120,838       $1,727,408
Units redeemed                                 60,516      1,522,560       7,739        131,726       138,209        1,947,504
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ============ =============== =========== ============== ============= ===============
Net increase (decrease)                       105,090     $2,628,534      32,556       $614,147       (17,371)     $  (220,096)
                                          ============ =============== =========== ============== ============= ===============
                                          ============ =============== =========== ============== ============= ===============

Year ended December 31, 1994
Units purchased and reinvested
   dividends and capital gains                129,908     $2,922,610       7,938       $141,792       140,805       $1,917,246
Units redeemed                                (39,368)      (863,770)     (3,624)       (56,357)     (111,080)      (1,502,477)
                                          ------------ --------------- ----------- -------------- ------------- ---------------
                                          ============ =============== =========== ============== ============= ===============
Net increase                                   90,540     $2,058,840       4,314      $  85,435        29,725      $   414,769
                                          ============ =============== =========== ============== ============= ===============

                     Principal Mutual Life Insurance Company
                         Variable Life Separate Account

                    Notes to Financial Statements (continued)

5.  Net Assets

Net assets at December 31, 1996 consisted of the following:

                                                                                                                 Net Unrealized
                                                                                        Accumulated Net           Appreciation
                                                                Unit Transactions      Investment Income        (Depreciation) of
                                               Combined                                                            Investments
                                          -------------------- --------------------- ----------------------- ----------------------
                                          -------------------- --------------------- ----------------------- ----------------------

   Balanced Division                            $  4,344,657         $  3,496,263           $   533,396             $   314,998
   Bond Division                                   1,642,800            1,516,750               135,437                  (9,387)
   Capital Accumulation Division
                                                   7,021,808            5,317,787             1,137,621                 566,400
   Emerging Growth Division
                                                  13,704,998           10,647,072               425,133               2,632,793
   High Yield Division                             1,325,273            1,155,112               163,961                   6,200
   Money Market Division                           1,305,482            1,295,906                 9,576                       -
                                          -------------------- --------------------- ----------------------- ----------------------
                                          ==================== ===================== ======================= ======================
                                                 $29,345,018          $23,428,890            $2,405,124              $3,511,004
                                          ==================== ===================== ======================= ======================

                        Report of Independent Auditors

The Board of Directors
Principal Mutual Life Insurance Company

We have audited the accompanying consolidated statements of financial position of The Principal Financial Group (the Company) as of December 31, 1996 and 1995, and the related consolidated statements of operations, equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Principal Financial Group at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1996 the Company adopted certain accounting changes to conform with generally accepted accounting principles for mutual life insurance enterprises, and retroactively restated the 1995 financial statements for the change.

/s/ Ernst & Young

Des Moines, Iowa
February 7, 1997

                          The Principal Financial Group
                      Consolidated Statements of Operations

                                                   Year ended December 31
                                                     1996          1995*
                                                 ----------------------------
                                                 ----------------------------
                                                        (In Millions)
Revenue
Premiums and annuity and other considerations        $5,121        $5,243
Policy and contract charges                             655           580
Net investment income                                 2,780         2,693
Net realized capital gains                              436           122
Commissions and other income                            150           143
                                                 ----------------------------
Total revenue                                         9,142         8,781

Expenses
Benefits, claims and settlement expenses              6,087         6,142
Dividends to policyowners                               299           307
Operating expenses                                    1,926         1,781
                                                 ----------------------------
                                                 ----------------------------
Total expenses                                        8,312         8,230
                                                 ----------------------------

Income before income taxes                              830           551

Income taxes                                            304           207
                                                 ----------------------------
                                                 ============================
Net income                                          $   526       $   344
                                                 ============================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                  Consolidated Statements of Financial Position

                                                               December 31
                                                            1996         1995*
                                                        ------------------------
                                                        ------------------------
                                                              (In Millions)

Assets
Debt securities, available-for-sale                        $21,974      $21,837
Equity securities, available-for-sale                        1,023        1,446
Mortgage loans                                              12,409       11,380
Real estate                                                  2,474        2,263
Policy loans                                                   736          711
Other investments                                               68           79
Cash and cash equivalents                                      271          295
Accrued investment income                                      464          479
Deferred acquisition costs                                   1,058          938
Property held for Company use                                  222          210
Separate account assets                                     17,218       12,957
Other assets                                                 1,225        1,369
                                                        ------------------------
                                                        ========================
Total assets                                               $59,142      $53,964
                                                        ========================
                                                        ========================

Liabilities
Contractholder funds                                       $23,194      $22,465
Future policy benefits and claims                           10,575       10,058
Other policyowner funds                                        454          476
Policyowner dividends payable                                  447          455
Debt                                                           399          361
Income taxes currently payable                                 283          214
Deferred income taxes                                          623          930
Separate account liabilities                                17,166       12,891
Other liabilities                                            1,347        1,508
                                                        ------------------------
                                                        ------------------------
Total liabilities                                           54,488       49,358

Equity
Surplus                                                      3,803        3,277
Net unrealized gains on available- securities          860        1,336
Foreign currency translation adjustment, net                    (9)          (7)
                                                        ------------------------
                                                        ------------------------
Total equity                                                 4,654        4,606
                                                        ------------------------
                                                        ========================
Total liabilities and equity                               $59,142      $53,964
                                                        ========================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                        Consolidated Statements of Equity

                                                                Net Unrealized
                                                                   Gains on       Foreign Currency
                                                              Available-for-Sale    Translation
                                                    Surplus       Securities      Adjustment, net   Total Equity
                                                  ---------------------------------------------------------------
                                                                          (In Millions)

   Balances at January 1, 1995*                     $2,933        $     48               $(6)          $2,975

   Net income                                          344               -                 -              344
   Increase in unrealized appreciation on debt
     securities available-for-sale                       -           1,834                 -            1,834
   Increase in unrealized appreciation on equity
     securities available-for-sale                       -             411                 -              411
   Adjustments for assumed changes in
     amortization pattern:
     Deferred acquisition costs                          -            (315)                -             (315)
     Unearned revenue reserves                           -              52                 -               52
   Provision for deferred income taxes                   -            (694)                -             (694)
   Change in foreign currency translation
     adjustment, net                                     -               -                (1)              (1)
                                                  ---------------------------------------------------------------
   Balances at December 31, 1995                     3,277           1,336                (7)           4,606

   Net income                                          526               -                 -              526
   Decrease in unrealized appreciation on debt
     securities available-for-sale                       -            (543)                -             (543)
   Decrease in unrealized appreciation on equity
     securities available-for-sale                       -            (262)                -             (262)
   Adjustments for assumed changes in
     amortization pattern:
     Deferred acquisition costs                          -              83                 -               83
     Unearned revenue reserves                           -             (11)                -              (11)
   Provision for deferred income tax benefit             -             257                 -              257
   Change in foreign currency translation
     adjustment, net                                     -               -                (2)              (2)
                                                  ---------------------------------------------------------------
                                                  ===============================================================
   Balances at December 31, 1996                    $3,803         $   860               $(9)          $4,654
                                                  ===============================================================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                      Consolidated Statements of Cash Flows


                                                                                 Year ended December 31
                                                                                  1996          1995*
                                                                              -----------------------------
                                                                              -----------------------------
                                                                                     (In Millions)
Operating activities
Net income                                                                           $526          $344
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of deferred acquisition costs                                         178           145
   Additions to deferred acquisition costs                                           (215)         (206)
   Accrued investment income                                                           15             6
   Contractholder and policyowner liabilities and dividends                           240           523
   Current and deferred income taxes                                                   20            93
   Net realized capital gains                                                        (436)         (122)
   Depreciation and amortization expense                                              112            97
   Other                                                                             (230)          437
                                                                              -----------------------------
                                                                              -----------------------------
Net adjustments                                                                      (316)          973
                                                                              -----------------------------
Net cash provided by operating activities                                             210         1,317

Investing activities
Available-for-sale securities:
   Purchases                                                                      (11,762)      (13,195)
   Sales                                                                            8,949         9,333
   Maturities                                                                       2,796         2,485
Mortgage loans acquired or originated                                              (2,955)       (2,837)
Mortgage loans sold or repaid                                                       1,619         1,702
Real estate acquired                                                                 (166)         (143)
Real estate sold                                                                      253            38
Net change in policy loans                                                            (25)          (28)
Net change in property held for company use                                           (18)          (44)
Net change in other investments                                                       (74)          (11)
                                                                              -----------------------------
Net cash used in  investment activities                                            (1,383)       (2,700)

Financing activities
Issuance of debt                                                                       43            21
Principal repayments of debt                                                          (29)          (71)
Proceeds of short-term borrowings                                                   1,451           990
Repayment of short-term-borrowings                                                 (1,282)         (990)
Investment contract deposits                                                        7,496         6,756
Investment contract withdrawals                                                    (6,530)       (5,310)
                                                                              -----------------------------
Net cash provided by financing activities                                           1,149         1,396
                                                                              -----------------------------

Net increase (decrease) in cash and cash equivalents                                  (24)           13

Cash and cash equivalents at beginning of year                                        295           282
                                                                              -----------------------------
                                                                              =============================
Cash and cash equivalents at end of year                                        $     271     $     295
                                                                              =============================

* As restated.  See Note 1.

See accompanying notes.

                          The Principal Financial Group
                   Notes to Consolidated Financial Statements

                                December 31, 1996

1.  Nature of Operations and Significant Accounting Policies

Description of Business

The Principal Financial Group (the Company), comprised of Principal Mutual Life Insurance Company (Principal Mutual) and its subsidiaries, is a diversified financial services organization engaged in the marketing and management of life insurance, annuity, health, pension and other financial products and services, primarily in the United States.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $1.5 billion at December 31, 1996 and $1.7 billion at December 31, 1995, and total revenues were $349 million in 1996 and $320 million in 1995. During 1996 and 1995, the Company included $(3) million and $(9) million, respectively, in net investment income representing the Company's share of current year net losses of the unconsolidated entities.

Accounting Changes

Prior to 1996, the Company prepared its financial statements in conformity with reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Such practices were considered GAAP for mutual life insurance companies through 1995. Financial Accounting Standards Board (FASB) Interpretation (FIN) No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, as amended, which is effective for 1996 annual financial statements, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP.

Accordingly, the Company has adopted GAAP, including various accounting pronouncements but primarily Statement of Financial Accounting Standards (SFAS) No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts and Statement of Position (SOP) 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises, which address the accounting for long-duration and short-duration insurance and reinsurance contracts, including all participating business.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Pursuant to the requirements of FIN No. 40, SFAS No. 120 and SOP 95-1, the effect of the changes from the statutory basis to GAAP accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change. The effect of the changes applicable to years prior to January 1, 1995, has been presented as a restatement of equity as follows (in millions):

   Equity at January 1, 1995, as previously reported             $1,927
   Adjustment for the cumulative effect on prior years of
     retroactively adopting GAAP                                  1,048
                                                             ---------------
                                                             ===============
   Equity at January 1, 1995, as restated                        $2,975
                                                             ===============

The adoption of GAAP had the effect of increasing net income for 1996 and 1995 by approximately $111 million and $81 million, respectively.

Future Application of Accounting Standards

In June 1996, the FASB issued SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 125 provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. SFAS No. 125 is generally effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996.

SFAS No. 125 was subsequently amended in December 1996 by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125. SFAS No. 127 deferred for one year the effective date for transfers and servicing of repurchase agreements, dollar rolls, securities lending, secured borrowings and collateral and similar transactions. These Statements will be applicable to the Company. Management believes that they will not have a significant impact on the Company's consolidated financial statements.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)




1.  Nature of Operations and Significant Accounting Policies (continued)

Significant Risks

The following is a description of the most significant risks facing diversified financial service organizations and how the Company mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and operating throughout the United States and the world, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Company or borrowers on mortgage loans on real estate will default or that other parties that owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound credit and collection policies and by providing for any amounts deemed uncollectible.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for policyowners' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in debt and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 10 for policies related to the determination of fair value.) The cost of debt securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of debt and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Investment real estate is reported at cost less accumulated depreciation. Such real estate is carried net of valuation allowances when indicators of impairment are present and the undiscounted cash flows to be generated by the real estate exceed carrying amounts. Properties acquired through loan foreclosures are recorded at fair market value at the time of foreclosure or receipt of deed in lieu of foreclosure. This becomes the new cost basis of the real estate and is subject to further potential carrying amount reductions as a result of depreciation and quarterly valuation determinations. Changes in the valuation allowance are charged or credited to income. Depreciation expense is computed primarily on the basis of accelerated and straight-line methods over the estimated useful lives of the assets. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell.

Commercial and residential mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as realized gains (losses) on investments. The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of impairment is based upon the fair value of the collateral.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments are primarily reported at cost.

Futures and Forward Contracts and Interest Rate and Equity Swaps (Derivatives)

The Company uses financial futures contracts, forward purchase commitments and interest rate swaps to hedge risks associated with interest rate fluctuations and uses equity swaps to hedge risks associated with market fluctuations of certain unaffiliated common stocks. Realized capital gains and losses on both those contracts that hedge risks associated with interest rate fluctuations and equity swaps are recognized in the period incurred.

Contractholder and Policyowner Liabilities

Contractholder and policyowner liabilities (contractholder funds, future policy benefits and claims and other policyowner funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds left with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyowners, excluding surrender charges. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyowner funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums, Fees and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies and certain immediate annuities with life contingencies. Life insurance premiums and immediate annuity premiums are recognized as premium revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment   contracts  do  not  subject  the  Company  to  risks  arising  from policyowner mortality or morbidity, and consist primarily of Guaranteed Investment Contracts (GICs) and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Deferred Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.

Deferred acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyowner liabilities.

Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Reinsurance premiums, expenses, recoveries and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts, reported on a gross basis. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. The separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

The Company files a consolidated income tax return that includes all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

Property Held for Company Use

Property  held for  Company use  includes  home  office  properties  and related leasehold improvements. Property held for Company use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property held for Company use are computed principally on the straight-line method over the estimated useful lives of the assets. Property held for Company use and related accumulated depreciation are as follows (in millions):

                                                December 31
                                            1996           1995
                                        -----------------------------

   Property held for Company use              $285          $266
   Accumulated depreciation                    (63)          (56)
                                        =============================
   Property held for Company use, net         $222          $210
                                        =============================

Other Assets

Intangible assets are included in other assets in the consolidated statements of financial position. The cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets (primarily customer lists and institutional customer relationships) have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis primarily over 40 years with the exception of assets acquired after 1995 which are amortized over ten years. The carrying amount of goodwill and other intangible assets is reviewed periodically for indicators of impairment in value. Intangible assets and related accumulated amortization are as follows (in millions):

                                            December 31
                                        1996           1995
                                    -----------------------------

   Goodwill                               $135          $113
   Accumulated amortization                (22)          (31)
                                    -----------------------------
   Goodwill, net                           113            82

   Other intangible assets, net             34            56
                                    -----------------------------

   Total intangible assets                $147          $138
                                    =============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Mortgage servicing rights of $272 million and $176 million at December 31, 1996 and 1995, respectively, are included in other assets in the consolidated statements of financial position and represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance.

Other assets are reported primarily at cost.

Reclassifications

Certain reclassifications have been made to the 1995 financial statements to conform to the 1996 consolidated presentation.

2.  Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire debt securities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred acquisition costs, unearned revenue reserves and deferred income taxes.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The cost, gross unrealized gains and losses and fair value of debt and equity securities available-for-sale as of December 31, 1996 and 1995, are as follows (in millions):

                                                                   Gross           Gross
                                                                Unrealized      Unrealized         Fair
                                                   Cost            Gains          Losses          Value
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
   December 31, 1996
   Bonds:
     United States Government and agencies       $     246     $       1            $  1         $     246
     States and political subdivisions                 303            13               -               316
     Corporate - public                              4,487           200              15             4,672
     Corporate - private                            12,876           737              25            13,588
     Mortgage-backed securities                      3,112            60              27             3,145
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    21,024         1,011              68            21,967
   Redeemable preferred stocks                           5             2               -                 7
                                              ===============================================================
     Total debt securities                         $21,029        $1,013             $68           $21,974
                                              ===============================================================
     Total equity securities                     $     502       $   536             $15          $  1,023
                                              ===============================================================

   December 31, 1995
   Bonds:
     United States Government and agencies        $    294     $       4           $   -          $    298
     States and political subdivisions                 281            19               -               300
     Corporate - public                              4,467           328              16             4,779
     Corporate - private                            12,211         1,081              57            13,235
     Mortgage-backed securities                      3,085           134               4             3,215
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    20,338         1,566              77            21,827
   Redeemable preferred stocks                          11             1               2                10
                                              ===============================================================
     Total debt securities                         $20,349        $1,567             $79           $21,837
                                              ===============================================================
     Total equity securities                     $     663       $   794             $11          $  1,446
                                              ===============================================================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The cost and fair value of debt securities available-for-sale at December 31, 1996, by expected maturity, are as follows (in millions):

                                                Cost      Fair Value
                                               ----------------------
                                               ----------------------

   Due in one year or less                      $  1,290   $  1,314
   Due after one year through five years           6,486      6,720
   Due after five years through ten years          6,271      6,590
   Due after ten years                             3,865      4,198
                                               ----------------------
                                               ----------------------
                                                  17,912     18,822
   Mortgage-backed and other securities without
     a single maturity date                        3,117      3,152
                                               ----------------------
                                               ======================
   Total                                         $21,029    $21,974
                                               ======================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                  Year ended December 31
                                                   1996           1995
                                               -----------------------------

   Debt securities available-for-sale              $1,608        $1,603
   Equity securities available-for-sale                33            41
   Mortgage loans                                     922         1,008
   Real estate                                        338           162
   Policy loans                                        49            48
   Cash and cash equivalents                           15             8
   Other                                               60            24
                                               -----------------------------
                                               -----------------------------
                                                    3,025         2,894

   Less investment expenses                          (245)         (201)
                                               -----------------------------
                                               =============================
   Net investment income                           $2,780        $2,693
                                               =============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The major components of realized capital gains (losses) on investments are summarized as follows (in millions):

                                                  Year ended December 31
                                                   1996           1995
                                               -----------------------------

   Debt securities, available-for-sale:
     Gross gains                                    $121           $144
     Gross losses                                    (73)           (40)
   Equity securities, available-for-sale:
     Gross gains                                     451             40
     Gross losses                                     (5)            (9)
   Mortgage loans                                     (4)             3
   Real estate                                        14              6
   Other                                             (68)           (22)
                                               =============================
   Net realized capital gains                       $436           $122
                                               =============================

Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $7.8 billion and $6.5 billion in 1996 and 1995, respectively. Gross gains of $76 million and $93 million and gross losses of $69 million and $54 million in 1996 and 1995, respectively, were realized on those sales. Of the 1996 and 1995 proceeds, $7.2 billion and $6.1 billion, respectively, relates to sales of mortgage-backed securities.

The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $64 million and $66 million and gross losses of $53 million and $17 million in 1996 and 1995, respectively, were realized on sales of mortgage-backed securities. At December 31, 1996, the Company had security purchases payable totaling $331 million relating to the purchases of mortgage-backed securities at forward dates.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The unrealized appreciation on investments in debt and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The amount of net unrealized gains on available-for-sale securities is as follows (in millions):

                                                                                      December 31
                                                                                  1996           1995
                                                                              -----------------------------

   Unrealized appreciation on debt  securities, available-for-sale                 $945         $1,488
   Unrealized appreciation  on equity  securities, available-for-sale               521            783
   Adjustments for assumed changes in amortization pattern:
     Deferred acquisition costs                                                    (160)          (243)
     Unearned revenue reserves                                                       17             28
   Provision for deferred income taxes                                             (463)          (720)
                                                                              =============================
   Net unrealized gains on available-for-sale securities                           $860         $1,336
                                                                              =============================

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1996 and 1995, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                Geographic Distribution              Property Type Distribution
                      December 31                           December 31
                -----------------------               -----------------------
                    1996        1995                      1996       1995
                -----------------------               -----------------------
                -----------------------               -----------------------

Pacific              30%         33%       Industrial      35%        38%
South Atlantic       22          21        Retail          34         30
North Central        17          16        Office          28         29
Mid Atlantic         15          16        Other            3          3
South Central         7           6
New England           5           5
Mountain              4           3

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as realized gains (losses) on investments.

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                              December 31
                                                          1996           1995
                                                      --------------------------

Balance at beginning of year                               $115           $127
Provision for losses                                         16             16
Releases due to write-downs, sales and foreclosures         (10)           (28)
                                                      ==========================
Balance at end of year                                     $121           $115
                                                         =======================

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

2.  Investments (continued)

The Company was servicing approximately 328,000 and 286,000 loans with aggregate principal balances of approximately $24.4 and $19.9 billion at December 31, 1996 and 1995, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $175 million and $145 million at December 31, 1996 and 1995, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the allowance for loan loss.

Real estate includes properties directly owned by the Company that are generally held for investment purposes. Real estate holdings and related accumulated depreciation are as follows (in millions):

                                              December 31
                                          1996           1995
                                      -----------------------------

   Real estate                            $2,743        $2,481
   Accumulated depreciation                 (269)         (218)
                                      =============================
   Real estate, net                       $2,474        $2,263
                                      =============================

Other investments include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $1.4 billion and $1.5 billion at December 31, 1996 and 1995, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $146 million at December 31, 1996.

Effective December 29, 1995, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. The equity swaps were terminated during 1996 and a realized loss of $81 million recorded. Common stocks of $633 million associated with these equity swaps were sold during 1996 and a gain of $402 million recorded, resulting in a net realized gain of $321 million.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

3.  Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures and forward contracts ($148 million at December 31, 1996, and $303 million at December 31, 1995) represent the extent of the Company's involvement but not the risk of loss.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates. The most common use is to modify the duration of an asset or portfolio, a less common use is to convert a floating rate asset into a fixed rate asset. The notional principal amounts of the swaps outstanding at December 31, 1996 and 1995, were $970 million and $599 million, respectively, and the credit exposure at December 31, 1996 and 1995 was $15 million and $8 million, respectively. The Company is exposed to credit loss in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with superior performance records. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately three years at both December 31, 1996 and 1995, respectively. The net amount payable or receivable from interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into U.S. dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1996, the Company had various foreign currency exchange agreements with maturities ranging from 1997 to 2018, with an aggregate notional amount involved of approximately $373 million and the credit exposure was $9 million. The average unexpired term of the swaps was approximately seven years at December 31, 1996.

The Company uses interest rate floors in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. At December 31, 1996, the Company had entered into interest rate floors with a notional value of $1.3 billion. The floors provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets on the Company's consolidated statements of financial position.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

4.  Accident and Health Reserves

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                              Year ended December 31
                                               1996           1995
                                           -----------------------------

   Balance at beginning of year               $   810       $   824

   Incurred:
     Current year                               3,051         3,179
     Prior years                                  (29)           (5)
                                           -----------------------------
                                           -----------------------------
   Total incurred                               3,022         3,174

   Payments:
     Current year                               2,535         2,654
     Prior years                                  497           534
                                           -----------------------------
   Total payments                               3,032         3,188
                                           -----------------------------

   Balance at end of year:
     Current year                                 516           525
     Prior years                                  284           285
                                           -----------------------------
                                           =============================
   Total balance at end of year               $   800       $   810
                                           =============================

The activity summary in the liability for unpaid accident and health claims shows a decrease of $29 million and $5 million to the December 31, 1995 and 1994 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 1996 and 1995, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These favorable development trends have been considered in establishing the current year liability for unpaid accident and health claims.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

5.  Debt

The components of debt as of December 31, 1996 and December 31, 1995 are as follows (in millions):

                                                      December 31
                                                 1996           1995
                                             ------------------------------

      7.875% notes payable, due 2024              $199          $199
      8% notes payable, due 2044                    99            99
      Mortgages and other notes payable            101            63
                                             ==============================
      Total debt                                  $399          $361
                                             ==============================

On March 10, 1994, Principal Mutual issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. The discount and direct costs associated with issuing these notes are being amortized to expense over their respective terms using the interest method. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that Principal Mutual has sufficient surplus earnings to make such payments. For both of the years ended December 31, 1996 and 1995, interest of $24 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at Principal Mutual's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at Principal Mutual's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The other mortgages and notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 1996 range from $1 million to $9 million with interest rates generally ranging from 5.9% to 7.7%.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

5.  Debt (continued)

At December 31, 1996, future annual maturities of debt are as follows (in millions):

   1997                                    $  29
   1998                                       17
   1999                                        2
   2000                                        2
   2001                                        2
   Thereafter                                347
                                         ----------
                                         ==========
   Total future maturities of debt          $399
                                         ==========

Cash paid for interest for 1996 and 1995 was $52 million and $50 million, respectively.

The Company issues commercial paper periodically to meet its short-term financing needs and also has credit facilities with various banks. The Company had outstanding credit borrowings of $15 million at December 31, 1996 and other outstanding borrowings of $154 million at December 31, 1996. These outstanding borrowings are included in other liabilities in the consolidated statements of financial position. There were no outstanding borrowings at December 31, 1995.


6.  Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                     Year ended December 31
                                      1996           1995
                                  -----------------------------

   Current income taxes:
     Federal                           $145           $104
     State and foreign                   (1)             5
     Realized capital gains             210             41
                                  -----------------------------
   Total current income taxes           354            150
   Deferred income taxes                (50)            57
                                  =============================
   Total income taxes                  $304           $207
                                  =============================

Due to the inherent differences between income for financial reporting purposes and income for tax purposes, the Company's provision for income taxes does not have the customary relationship of taxes to income. This difference between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income is generally due to the Company making adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

6.  Income Taxes (continued)

The Internal Revenue Service (the Service) has completed examination of the consolidated federal income tax returns of Principal Mutual and affiliated companies through 1992. The Service has commenced its examination for the years 1993 and 1994. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

The Company's deferred income tax liabilities and assets are as follows (in millions):

                                                  December 31
                                              1996           1995
                                          -----------------------------

   Deferred income tax liabilities            $1,110        $1,319
   Deferred income tax assets                    487           389
                                          =============================
   Deferred income taxes, net                $   623       $   930
                                          =============================

The Company's significant deferred income tax liabilities and assets relate to unrealized gains on available-for-sale debt and equity securities, deferred acquisition costs, unrealized joint venture losses, policy liabilities and accruals and contractholder funds and claims, policyowner dividend liability, prepaid postretirement benefits other than pension, other investment related items and premiums and fees receivable. No valuation allowances have been recognized against deferred tax assets.

The Company has not recognized deferred taxes related to the undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested because the Company does not expect to repatriate these earnings. A tax liability will be recognized when the Company expects distribution of those earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes in 1996 and 1995 was $285 million and $99 million, respectively.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

The pension plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations as of and for the years ended December 31, 1996 and 1995, is as follows (in millions):

                                                                  December 31
                                                                 1996    1995
                                                                 ------------
                                                                 ------------
Actuarial present value of benefit obligations:
   Vested benefit obligation                                      $482   $439
                                                                 ============
                                                                 ============
   Accumulated benefit obligation                                 $495   $464
                                                                 ============
                                                                 ============

Plan assets at fair value, primarily affiliated mutual funds
   and investment contracts of the Company                        $841   $723
Projected benefit obligation                                       732    670
                                                                 ------------
Plan assets in excess of projected benefit obligation              109     53

Unrecognized net (gains) losses and funding different from
   that assumed and from changes in assumptions                    (29)    41
Unrecognized prior service cost                                     17      1
Unrecognized net transition asset                                  (60)   (70)
                                                                 ------------
                                                                 ============
Prepaid pension asset                                            $  37  $  25
                                                                 ============

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

Net periodic pension expense (income) included the following components (in millions):

                                                            Year ended
                                                            December 31
                                                       1996           1995
                                                    -------------------------

      Service cost                                     $  38         $  25
      Interest cost on projected benefit obligation       46            39
      Actual return on plan assets                      (118)         (144)
      Net amortization and deferral                       42            79
                                                    -------------------------
                                                    =========================
      Total net periodic pension expense (income)     $    8        $   (1)
                                                    =========================

The weighted-average assumed discount rate used in determining the projected benefit obligation was 7.25% and 7% at December 31, 1996 and 1995, respectively. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For both 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 10% for those trusts not subject to income taxes. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older and have completed one year of service. Eligible participants may contribute up to 15% of their compensation or up to $ 9,500 in 1996 and $9,240 in 1995 annually to the plans. The Company matches the participant's contribution with a 50% contribution up to a maximum contribution of 2% of the participant's compensation. The Company contributed $13 million in 1996 and $11 million in 1995 to these defined contribution plans.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

The postretirement plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations as of and for the years ended December 31, 1996 and 1995, is as follows (in millions):

                                                                                     December 31
                                                                                 1996            1995
                                                                            -------------------------------
   Plan assets at fair value, primarily affiliated mutual funds and
     investment contracts of the Company                                         $247            $208
   Accumulated postretirement benefit obligation:
     Retirees                                                                     (87)            (84)
     Eligible employees                                                           (38)            (39)
     Active employees not eligible to retire                                      (93)            (89)
                                                                            -------------------------------
                                                                            -------------------------------
   Total accumulated postretirement benefit obligation                           (218)           (212)
                                                                            -------------------------------
                                                                            -------------------------------
   Excess (deficiency) of plan assets over (under) accumulated
     postretirement benefit obligation                                             29              (4)

   Unrecognized net losses and funding different from that assumed and
     from changes in assumptions                                                  (10)             20
   Unrecognized net transition obligation                                          17              21
                                                                            -------------------------------
                                                                            ===============================
   Postretirement benefit asset                                                 $  36           $  37
                                                                            ===============================

The net periodic postretirement benefit cost included the following components (in millions):

                                                                                      Year ended
                                                                                     December 31
                                                                                 1996            1995
                                                                            -------------------------------
                                                                            -------------------------------

   Service cost                                                                   $12            $  7
   Interest cost on accumulated postretirement benefit cost                        15              14
   Actual return on plan assets                                                   (32)            (43)
   Amortization of transition obligation                                            4               4
   Net amortization of gains and losses                                            19              34
                                                                            ===============================
   Total net periodic postretirement benefit cost                                 $18             $16
                                                                            ===============================

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

7.  Employee and Agent Benefits (continued)

The weighted-average assumed discount rate used in determining the accumulated postretirement benefit obligation was 7.25% and 7% at December 31, 1996 and 1995, respectively. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For both 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 9% for those trusts not subject to income taxes. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 11.5% in 1996, declines to 9.5% in 2001 and then declines to an ultimate rate of 6.5% in 2032. If the health care cost trend rate assumptions were increased by 1% in each year, the accumulated postretirement benefits obligation for health plans as of December 31, 1996 would increase by 19.5% ($33 million). The effect of this 1% increase would also increase the aggregate of the service cost and interest cost components of the net periodic postretirement benefit cost of health plans for the year ended December 31, 1996 by 24.5% ($6 million).

8.  Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers. The Company also monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

8.  Reinsurance (continued)

The effect of reinsurance on premiums and annuity and other considerations and benefits, claims and settlement expenses is as follows (in millions):

                                                        Year ended
                                                       December 31
                                                   1996            1995
                                                 -------------------------
                                                 -------------------------

Premiums and annuity and other considerations:
  Direct                                          $5,034          $5,171
  Assumed                                            116              99
  Ceded                                              (29)            (27)
                                                 =========================
Net premiums and annuity and other considerations $5,121          $5,243
                                                 =========================
                                                 =========================

Benefits, claims and settlement expenses:
  Direct                                          $6,003          $6,070
  Assumed                                            109              99
  Ceded                                              (25)            (27)
                                                 =========================
Net benefits, claims and settlement expenses      $6,087          $6,142
                                                 =========================

9.  Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other wholly owned investment real estate properties under various operating leases. Rental income for all operating leases totaled $310 million in 1996 and $260 million in 1995. At December 31, 1996, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1997                                     $   273
   1998                                         240
   1999                                         200
   2000                                         161
   2001                                         116
   Thereafter                                   444
                                          -------------
                                          =============
   Total future minimum lease receipts       $1,434
                                          =============

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

9.  Other Commitments and Contingencies (continued)

The Company, as a lessee, leases office space, data processing equipment and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $73 million in 1996 and $69 million in 1995. At December 31, 1996, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1997                                         $  58
   1998                                            42
   1999                                            32
   2000                                            21
   2001                                            14
   Thereafter                                      28
                                             -----------
                                                  195
   Less future sublease rental income               4
                                             -----------
   Total future minimum lease payments           $191
                                             ===========

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from the resolution of such actions would not have a material effect on the Company's consolidated financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyowners and claimants in the event of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. At both December 31, 1996 and 1995, approximately $15 million is reserved in other liabilities in the consolidated statements of financial position for possible guarantee fund assessments for which notices have not been received and the Company does not anticipate receiving a premium tax credit.

10.  Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyowner liabilities other than investment contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

10.  Fair Value of Financial Instruments (continued)

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparts. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other debt and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments and cash and cash equivalents in the accompanying consolidated statements of financial position approximates their carrying amounts.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyowner liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

10.  Fair Value of Financial Instruments (continued)

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1996 and 1995, are as follows (in millions):

                                                             1996                         1995
                                                  ---------------------------  ----------------------------
                                                     Carrying       Fair         Carrying        Fair
                                                      Amount        Value         Amount         Value
                                                  ---------------------------  ----------------------------
                                                  ---------------------------  ----------------------------

 Assets (liabilities)

   Debt securities (see Note 2)                       $21,974       $21,974        $21,837       $21,837
   Equity securities (see Note 2)                       1,023         1,023          1,446         1,446
   Mortgage loans                                      12,409        12,823         11,380        11,965
   Policy loans                                           736           736            711           711
   Other investments                                       68            68             79            79
   Cash and cash equivalents                              271           271            295           295
   Investment-type insurance contracts                (22,196)      (22,158)       (21,538)      (21,960)
   Debt                                                  (399)         (427)          (361)         (401)

11.  Statutory Insurance Financial Information

Principal Mutual, the largest member of The Principal Financial Group, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus is not material. The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

                          The Principal Financial Group
             Notes to Consolidated Financial Statements (continued)

11.  Statutory Insurance Financial Information (continued)

The following summary reconciles the assets and equity at December 31, 1996 and 1995, and net income for the years ended December 31, 1996 and 1995, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (Principal Mutual only) with that reported in these consolidated GAAP financial statements (in millions):

                                                                     Assets       Equity     Net Income
                                                                  -----------------------------------------
                                                                  -----------------------------------------
   December 31, 1996
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $56,837       $2,504        $415
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale              964          964           -
     Consolidation and basis changes of certain subsidiaries           (259)         (10)          -
     Adjustment for cash and cash equivalents                          (152)           -           -
     Adjustment to record statutory non-admitted assets                  52           52           -
     Investment adjustments other than debt securities                  766          911          53
     Adjustments to insurance reserves                                 (156)        (238)        (40)
     Deferral of policy acquisition costs                             1,058        1,058          38
     Adjustments for pension and postretirement accounting               78           78         (17)
     Surplus note reclassification as debt                                -         (298)          -
     Adjustments to dividend liabilities                                  -          123          (1)
     Provision for deferred federal income taxes                         (6)        (493)         60
     Other - net                                                        (40)           3          18
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $59,142       $4,654        $526
                                                                  =========================================
   December 31, 1995
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $51,268       $2,208        $263
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale            1,553        1,553           -
     Consolidation and basis changes of certain subsidiaries            (95)         (10)         64
     Adjustment for cash and cash equivalents                          (245)           4           -
     Adjustment to record statutory non-admitted assets                  73           73           -
     Investment adjustments other than debt securities                  568          917          (4)
     Adjustments to insurance reserves                                 (128)        (152)         (8)
     Deferral of policy acquisition costs                               937          937          61
     Adjustments for pension and postretirement accounting               66           66         (11)
     Surplus note reclassification as debt                                -         (298)          -
     Adjustments to dividend liabilities                                  -          124           1
     Provision for deferred federal income taxes                         (9)        (770)        (20)
     Other - net                                                        (24)         (46)         (2)
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $53,964       $4,606        $344
                                                                  =========================================

                                  APPENDIX - A

   SAMPLE ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES AND DEATH BENEFITS

     The following illustrations have been prepared to help show how Policy Values and Surrender Values under the Policies change with investment performance and differing death benefit options. The illustrations show how death benefits and values would vary over time if the return on assets held by the Mutual Funds were uniform, gross, annual rates of 0%, 6% and 12% (or net rates of -.65%, 5.35% and 11.35%, respectively). The death benefits and values would be different from those shown if the return averaged 0%, 6% and 12%, but fluctuated above and below those averages during individual years. Both Death Benefit Option 1 and Death Benefit Option 2 are illustrated.

     The four illustrations set out show hypothetical Policies issued to 45-year-old male nonsmokers. Illustrations for females or for younger males would be more favorable; illustrations for older males or for smokers would be less favorable than those presented. The Policies are illustrated on the basis of $4,000 Target Premium and a face amount at issue of $250,000. The first and third illustrations show the selection of Death Benefit Option 1; the second and fourth, Death Benefit Option 2.

     The illustrations reflect all Policy charges (including deductions from premiums for sales loads and state and federal taxes; monthly deductions from Policy Value of administration charges, cost of insurance charges and mortality and expense risk charges; and the contingent deferred administration charge and contingent deferred sales load that may be deducted upon full surrenders or lapse of a Policy) and the average fees and expenses of the Mutual Funds. The first two illustrations reflect current administrative and cost of insurance charges. The third and fourth illustrations reflect the guaranteed maximum administration and cost of insurance charges. The average fees and expenses of the Mutual Funds may decrease or increase in the future making operating expenses actually incurred by the Mutual Funds differ from the .69% average rate shown in the illustrations.

     The four illustrations are based on the assumption that payments are made in accordance with a $4,000 annual Target Premium schedule, that no values are allocated to the Fixed Account, no changes in death benefit option or face amount are made, no policy loans or partial surrenders occur, and that no riders are in effect. Upon request, the Company will prepare a comparable illustration reflecting the proposed insured's actual age, gender, risk classification and desired policy features.

     From time to time, in advertisements or sales literature for the Policies that quote performance data for one or more of the Mutual Funds, the Company may include Policy Values, Surrender Values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Fund for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples and may include data for periods prior to the offering of the Policies for which a Mutual Funds has had performance (with Policy charges assumed to be equal to current charges for any periods prior to offering the Policies).

                                         PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                                     PRINFLEX LIFE
PLANNED PREMIUM $4,000                          MALE AGE 45 NON-SMOKER                                 Initial Face Amount $250,000
                                               ASSUMING CURRENT CHARGES                                    Death Benefit Option 1
-----------------------------------------------------------------------------------------------------------------------------------
                                Death Benefit (2)                  Accumulated Value (2)              Surrender Value (2)
                           Assuming Hypothetical Gross        Assuming Hypothetical Gross          Assuming Hypothetical Gross
                           Annual Investment Return of        Annual Investment Return of          Annual Investment Return of
                          ----------------------------      -------------------------------        ---------------------------
End of    Accumulated        0%        6%       12%              0%        6%       12%              0%         6%        12%
 Year     Premiums (1)  (.65% net)(5.35% net)(11.35% net)   (.65% net)(5.35% net)(11.35% net)    (.65% net)(5.35% net)(11.35% net)
    1        4,200        250,000   250,000   250,000           2,929     3,127     3,325          1,081      1,279      1,477
    2        8,610        250,000   250,000   250,000           5,791     6,368     6,970          3,437      4,014      4,616
    3       13,241        250,000   250,000   250,000           8,556     9,698    10,937          4,425      5,567      6,806
    4       18,103        250,000   250,000   250,000          11,251    13,149    15,288          7,121      9,018     11,157
    5       23,208        250,000   250,000   250,000          13,875    16,721    20,061          9,744     12,591     15,930
    6       28,568        250,000   250,000   250,000          16,423    20,419    25,299         12,489     16,485     21,364
    7       34,196        250,000   250,000   250,000          18,894    24,244    31,047         15,354     20,703     27,507
    8       40,106        250,000   250,000   250,000          21,271    28,186    37,347         18,321     25,236     34,396
    9       46,312        250,000   250,000   250,000          23,541    32,238    44,244         21,377     30,074     42,080
   10       52,827        250,000   250,000   250,000          25,863    36,631    52,130         24,682     35,451     50,950
   11       59,669        250,000   250,000   250,000          28,184    41,287    60,954         28,184     41,287     60,954
   12       66,852        250,000   250,000   250,000          30,449    46,155    70,756         30,449     46,155     70,756
   13       74,395        250,000   250,000   250,000          32,662    51,257    81,658         32,662     51,257     81,658
   14       82,314        250,000   250,000   250,000          34,848    56,628    93,812         34,848     56,628     93,812
   15       90,630        250,000   250,000   250,000          36,932    62,215   107,309         36,932     62,215    107,309
   16       99,361        250,000   250,000   250,000          38,892    68,014   122,302         38,892     68,014    122,302
   17      108,530        250,000   250,000   250,000          40,714    74,031   138,975         40,714     74,031    138,975
   18      118,156        250,000   250,000   250,000          42,384    80,270   157,542         42,384     80,270    157,542
   19      128,264        250,000   250,000   250,000          43,892    86,744   178,249         43,892     86,744    178,249
   20      138,877        250,000   250,000   250,000          45,243    93,481   201,390         45,243     93,481    201,390

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                         PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                                     PRINFLEX LIFE
PLANNED PREMIUM $4,000                          MALE AGE 45 NON-SMOKER                                 Initial Face Amount $250,000
                                             ASSUMING GUARANTEED CHARGES                                  Death Benefit Option 1
-----------------------------------------------------------------------------------------------------------------------------------
                                Death Benefit (2)                  Accumulated Value (2)              Surrender Value (2)
                           Assuming Hypothetical Gross        Assuming Hypothetical Gross          Assuming Hypothetical Gross
                           Annual Investment Return of        Annual Investment Return of          Annual Investment Return of
                          ----------------------------      -------------------------------        ---------------------------
End of    Accumulated        0%        6%       12%              0%        6%       12%              0%         6%        12%
 Year     Premiums (1)  (.65% net)(5.35% net)(11.35% net)   (.65% net)(5.35% net)(11.35% net)    (.65% net)(5.35% net)(11.35% net)
  1           4,200       250,000   250,000   250,000          2,715     2,906      3,098           867      1,058      1,249
  2           8,610       250,000   250,000   250,000          5,360     5,911      6,485         3,006      3,556      4,131
  3          13,241       250,000   250,000   250,000          7,902     8,984     10,159         3,771      4,853      6,028
  4          18,103       250,000   250,000   250,000         10,336    12,124     14,144         6,205      7,993     10,013
  5          23,208       250,000   250,000   250,000         12,659    15,329     18,469         8,528     11,199     14,338
  6          28,568       250,000   250,000   250,000         14,861    18,593     23,163        10,927     14,659     19,229
  7          34,196       250,000   250,000   250,000         16,933    21,908     28,256        13,392     18,367     24,715
  8          40,106       250,000   250,000   250,000         18,860    25,262     33,779        15,910     22,311     30,828
  9          46,312       250,000   250,000   250,000         20,629    28,643     39,768        18,466     26,479     37,605
 10          52,827       250,000   250,000   250,000         22,372    32,248     46,564        21,192     31,068     45,384
 11          59,669       250,000   250,000   250,000         24,040    36,001     54,113        24,040     36,001     54,113
 12          66,852       250,000   250,000   250,000         25,520    39,793     62,390        25,520     39,793     62,390
 13          74,395       250,000   250,000   250,000         26,802    43,622     71,487        26,802     43,622     71,487
 14          82,314       250,000   250,000   250,000         27,868    47,478     81,502        27,868     47,478     81,502
 15          90,630       250,000   250,000   250,000         28,689    51,342     92,546        28,689     51,342     92,546
 16          99,361       250,000   250,000   250,000         29,242    55,201    104,751        29,242     55,201    104,751
 17         108,530       250,000   250,000   250,000         29,496    59,036    118,276        29,496     59,036    118,276
 18         118,156       250,000   250,000   250,000         29,402    62,815    133,296        29,402     62,815    133,296
 19         128,264       250,000   250,000   250,000         28,913    66,507    150,032        28,913     66,507    150,032
 20         138,877       250,000   250,000   250,000         27,978    70,082    168,751        27,978     70,082    168,751

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                         PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                                     PRINFLEX LIFE
PLANNED PREMIUM $4,000                          MALE AGE 45 NON-SMOKER                                 Initial Face Amount $250,000
                                               ASSUMING CURRENT CHARGES                                   Death Benefit Option 2
-----------------------------------------------------------------------------------------------------------------------------------
                                Death Benefit (2)                Accumulated Value (2)                Surrender Value (2)
                           Assuming Hypothetical Gross        Assuming Hypothetical Gross          Assuming Hypothetical Gross
                           Annual Investment Return of        Annual Investment Return of          Annual Investment Return of
                          ----------------------------        ---------------------------          ---------------------------
End of    Accumulated        0%        6%       12%              0%        6%       12%              0%         6%        12%
 Year     Premiums (1)  (.65% net)(5.35% net)(11.35% net)   (.65% net)(5.35% net)(11.35% net)    (.65% net)(5.35% net)(11.35% net)
   1          4,200       252,920   253,117   253,315           2,920     3,117     3,315           1,072      1,269      1,466
   2          8,610       255,763   256,337   256,936           5,763     6,337     6,936           2,816      3,391      3,989
   3         13,241       258,499   259,633   260,862           8,499     9,633    10,862           4,368      5,502      6,731
   4         18,103       261,155   263,034   265,152          11,155    13,034    15,152           7,024      8,903     11,021
   5         23,208       263,729   266,540   269,837          13,729    16,540    19,837           9,598     12,409     15,706
   6         28,568       266,215   270,150   274,954          16,215    20,150    24,954          12,281     16,216     21,020
   7         34,196       268,612   273,864   280,541          18,612    23,864    30,541          15,071     20,324     27,001
   8         40,106       270,900   277,667   286,626          20,900    27,667    36,626          17,949     24,717     33,676
   9         46,312       273,063   281,544   293,242          23,063    31,544    43,242          20,899     29,380     41,078
  10         52,827       275,256   285,715   300,753          25,256    35,715    50,753          24,076     34,535     49,573
  11         59,669       277,427   290,096   309,091          27,427    40,096    59,091          27,427     40,096     59,091
  12         66,852       279,521   294,640   318,284          29,521    44,640    68,284          29,521     44,640     68,284
  13         74,395       281,547   299,360   328,433          31,547    49,360    78,433          31,547     49,360     78,433
  14         82,314       283,532   304,295   339,671          33,532    54,295    89,671          33,532     54,295     89,671
  15         90,630       285,387   309,362   352,023          35,387    59,362   102,023          35,387     59,362    102,023
  16         99,361       287,084   314,539   365,580          37,084    64,539   115,580          37,084     64,539    115,580
  17        108,530       288,606   319,811   380,455          38,606    69,811   130,455          38,606     69,811    130,455
  18        118,156       289,935   325,163   396,770          39,935    75,163   146,770          39,935     75,163    146,770
  19        128,264       291,055   330,582   414,667          41,055    80,582   164,667          41,055     80,582    164,667
  20        138,877       291,974   336,076   434,323          41,974    86,076   184,323          41,974     86,076    184,323

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                         PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                                     PRINFLEX LIFE
PLANNED PREMIUM $4,000                          MALE AGE 45 NON-SMOKER                                 Initial Face Amount $250,000
                                             ASSUMING GUARANTEED CHARGES                                  Death Benefit Option 2
-----------------------------------------------------------------------------------------------------------------------------------
                                Death Benefit (2)                Accumulated Value (2)                Surrender Value (2)
                           Assuming Hypothetical Gross        Assuming Hypothetical Gross          Assuming Hypothetical Gross
                           Annual Investment Return of        Annual Investment Return of          Annual Investment Return of
                          ----------------------------        ---------------------------          ---------------------------
End of    Accumulated        0%        6%       12%              0%        6%       12%              0%         6%        12%
 Year     Premiums (1)  (.65% net)(5.35% net)(11.35% net)   (.65% net)(5.35% net)(11.35% net)    (.65% net)(5.35% net)(11.35% net)
   1         4,200        252,704   252,894   253,085           2,704     2,894     3,085             856      1,046      1,237
   2         8,610        255,327   255,874   256,445           5,327     5,874     6,445           2,380      2,927      3,498
   3        13,241        257,835   258,907   260,071           7,835     8,907    10,071           3,704      4,777      5,940
   4        18,103        260,223   261,989   263,983          10,223    11,989    13,983           6,092      7,858      9,852
   5        23,208        262,485   265,113   268,201          12,485    15,113    18,201           8,354     10,982     14,071
   6        28,568        264,610   268,268   272,745          14,610    18,268    22,745          10,676     14,334     18,811
   7        34,196        266,586   271,441   277,633          16,586    21,441    27,633          13,046     17,901     24,092
   8        40,106        268,398   274,615   282,880          18,398    24,615    32,880          15,448     21,664     29,929
   9        46,312        270,029   277,769   288,503          20,029    27,769    38,503          17,866     25,605     36,339
  10        52,827        271,604   281,083   294,807          21,604    31,083    44,807          20,424     29,903     43,627
  11        59,669        273,073   284,473   301,711          23,073    34,473    51,711          23,073     34,473     51,711
  12        66,852        274,321   287,819   309,152          24,321    37,819    59,152          24,321     37,819     59,152
  13        74,395        275,336   291,104   317,173          25,336    41,104    67,173          25,336     41,104     67,173
  14        82,314        276,095   294,301   325,813          26,095    44,301    75,813          26,095     44,301     75,813
  15        90,630        276,570   297,371   335,104          26,570    47,371    85,104          26,570     47,371     85,104
  16        99,361        276,733   300,278   345,088          26,733    50,278    95,088          26,733     50,278     95,088
  17       108,530        276,551   302,978   355,803          26,551    52,978   105,803          26,551     52,978    105,803
  18       118,156        275,974   305,403   367,271          25,974    55,403   117,271          25,974     55,403    117,271
  19       128,264        274,956   307,489   379,522          24,956    57,489   129,522          24,956     57,489    129,522
  20       138,877        273,447   309,165   392,586          23,447    59,165   142,586          23,447     59,165    142,586

(1) Assumes net interest of 5% compounded annually.

(2) Assumes no policy loan has been made.

The death benefit, accumulated value and surrender value will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, accumulated value and surrender value for a policy would be different from those shown if actual rates of investment return applicable to the policy averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below that average for individual policy years. The death benefit, accumulated value and surrender value for a policy would also be different from those shown, depending on the investment allocations made to the investment divisions of the separate account and the different rates of return of the Fund portfolios, if the actual rates of investment return applicable to the policy averaged 0%, 6% or 12%, but varied above or below that average for individual divisions. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Appendix B
Target Premiums
Annual per $1,000 Face Amount
Nonsmoker and Smoker

Age*     Male  Female    Unisex           Age*     Male     Female     Unisex

   0     3.50   2.83      3.41              43    12.91      10.82      12.64
   1     3.50   2.83      3.41              44    13.59      11.36      13.30
   2     3.50   2.83      3.41              45    14.31      11.93      14.00
   3     3.50   2.83      3.41              46    15.09      12.53      14.76
   4     3.50   2.83      3.41              47    15.90      13.16      15.54
   5     3.50   2.83      3.41              48    16.77      13.83      16.39
   6     3.50   2.83      3.41              49    17.70      14.54      17.29
   7     3.50   2.83      3.41              50    18.68      15.30      18.24
   8     3.50   2.83      3.41              51    19.74      16.10      19.27
   9     3.50   2.83      3.41              52    20.86      16.94      20.35
  10     3.50   2.83      3.41              53    22.05      17.85      21.50
  11     3.65   2.91      3.55              54    23.32      18.80      22.73
  12     3.80   3.00      3.70              55    24.67      19.82      24.04
  13     3.95   3.08      3.84              56    26.11      20.90      25.43
  14     4.10   3.17      3.98              57    27.65      22.05      26.92
  15     4.25   3.25      4.12              58    29.30      23.29      28.52
  16     4.62   3.63      4.49              59    31.05      24.62      30.21
  17     4.99   4.00      4.86              60    32.93      26.06      32.04
  18     5.36   4.38      5.23              61    34.94      27.60      33.99
  19     5.73   4.75      5.60              62    37.10      29.26      36.08
  20     6.10   5.13      5.97              63    39.40      31.06      38.32
  21     6.11   5.16      5.99              64    41.86      32.97      40.70
  22     6.12   5.20      6.00              65    44.48      35.02      43.25
  23     6.13   5.23      6.01              66    47.29      37.21      45.98
  24     6.14   5.27      6.03              67    50.30      39.58      48.91
  25     6.15   5.30      6.04              68    53.52      42.14      52.04
  26     6.29   5.42      6.18              69    56.98      44.93      55.41
  27     6.43   5.54      6.31              70    60.71      47.98      59.06
  28     6.57   5.65      6.45              71    64.73      51.30      62.98
  29     6.71   5.77      6.59              72    69.02      54.93      67.19
  30     6.85   5.89      6.73              73    73.62      58.86      71.70
  31     7.17   6.16      7.04              74    78.48      63.12      76.48
  32     7.51   6.44      7.37              75    83.65      67.71      81.58
  33     7.87   6.74      7.72              76    87.41      71.10      85.29
  34     8.26   7.06      8.10              77    91.34      74.66      89.17
  35     8.66   7.40      8.50              78    95.45      78.39      93.23
  36     9.10   7.76      8.93              79    99.75      82.31      97.48
  37     9.55   8.13      9.37              80   104.24      86.43     101.92
  38    10.03   8.53      9.84              81   112.06      94.21     109.74
  39    10.54   8.94     10.33              82   120.46     102.69     118.15
  40    11.09   9.38     10.87              83   129.49     111.93     127.21
  41    11.66   9.83     11.42              84   139.20     122.00     136.96
  42    12.26  10.32     12.01              85   149.64     132.98     147.47

* Last Birthday

                            APPENDIX C EXCHANGE OFFER

     The Company, the Separate Account, and Princor Financial Services Corporation have received an order from the SEC permitting an offer to exchange the policy described in this Prospectus (the "PrinFlex Life Policy") for certain outstanding Flexible Variable Life Insurance policies issued by the Company (the "FVLI Policy"). The exchange offer is extended to owners of the FVLI policies. The exchange offer will remain open for at least one year after the date of the order, February 13, 1997. Thereafter, the Company may withdraw the exchange offer at any time. The exchange offer is only made in states in which the PrinFlex Life Policy is available for sale. In considering whether to accept the exchange offer, you should consult this Prospectus and the prospectus for the FVLI Policy since the provisions and charges of the FVLI Policy differ from those of the PrinFlex Life Policy. Owners of the FVLI Policy may request personalized policy illustrations for the FVLI Policy and the PrinFlex Life Policy from the Company. These illustrations are available at no charge.

     The FVLI Policy will be exchanged at net asset value for the PrinFlex Life Policy. Because the exchange will be at net asset value, at the time of exchange the accumulated value of the PrinFlex Life Policy issued in the exchange will equal the accumulated value of the FVLI Policy surrendered in the exchange. However, because the surrender charges of the two policies are calculated differently, the surrender value of the PrinFlex Life Policy at the time of exchange may be lower or higher than the surrender value of the FVLI Policy.

     To effect an exchange, the Company must receive from the policyowner (1) a completed application for the PrinFlex Life Policy, (2) a request and release for the exchange on a form supplied by the Company, and (3) the FVLI Policy to be exchanged (or, if the FVLI Policy has been lost or destroyed, an indication to that effect on the request and release). The policyowner and the insured must be the same person(s) under the PrinFLex Life Policy acquired as under the exchanged FVLI Policy. The PrinFlex Life Policy will be issued without evidence of insurability for the same amount of insurance as the FVLI Policy. The exchange will become effective as of the close of the Valuation Period in which all of these three items are received by the Company at its home office. The accumulated value of the FVLI Policy will be determined as of the time the exchange becomes effective and will be transferred to the PrinFlex Life Policy.

     No surrender charge otherwise applicable to the FVLI Policy will apply to the surrender in connection with the exchange, and no Premium Expense Charge will be deducted from the proceeds of that surrender when these proceeds are applied to the purchase of a PrinFlex Life Policy as part of an exchange. If the Policy Date of the FVLI Policy surrendered in the exchange is the same day of the month as the Policy Date of the PrinFlex Life Policy issued in the exchange, then surrender charges and front-end sales loads on subsequent premium payments for the PrinFlex Life Policy will be calculated using the Policy Date of the FVLI Policy, as if the Policy Date of the FVLI Policy were also the Policy Date of the PrinFlex Life Policy. (Example: If the Policy Date of the FVLI Policy is December 1, 1990 and the FVLI Policy is exchanged for a PrinFlex Life Policy with a Policy Date of April 1, 1997, then front-end sales loads on subsequent premium payments and surrender charges for the PrinFlex Life Policy will be calculated as if the Policy Date of the PrinFlex Life Policy were December 1,
1990).

     If the Policy Date of the FVLI Policy surrendered in the exchange is on a day of the month different from the Policy Date of the PrinFlex Life Policy issued in the exchange, then surrender charges and front-end loads on subsequent premium payments for the PrinFlex Life Policy will be calculated using the hypothetical Monthly Date of the PrinFlex Life Policy that would have immediately preceded the Policy Date of the FVLI Policy surrendered in the exchange, as if that hypothetical Monthly Date were the Policy Date of the PrinFlex Life Policy. (Example: If the Policy Date of the FVLI Policy is December 15, 1990 and the FVLI Policy is exchanged for a PrinFlex Life Policy with a Policy Date of April 1, 1997, then front-end sales loads on subsequent premium payments and surrender charges for the PrinFlex Life Policy will be calculated as if the Policy Date of the PrinFlex Life Policy were December 1,
1990).

If the FVLI Policy includes one or more face amount increases, then surrender charges and front-end sales loads for the entire face amount of the PrinFlex Life Policy acquired in the exchange will be calculated using the same date that would be used if no face amount increases had occurred. (Example: The FVLI Policy was issued with a Policy Date of June 15, 1989 in an initial face amount of $100,000. On September 15, 1994, the face amount of the FVLI Policy was increased to $150,000. If the FVLI Policy is exchanged for a PrinFlex Life Policy with a Policy Date of August 1, 1997, the surrender charges and front-end sales loads for the entire $150,000 face amount of the PrinFlex Life Policy will be calculated as if the Policy Date of the PrinFlex Life Policy were June 1
1989).

     All other duration-related charges under the PrinFlex Life Policy and the time period restrictions associated with certain policy transactions (e.g., death benefit option changes, face amount decreases, and partial surrenders) will be calculated based on the actual Policy Date of the PrinFlex Life Policy. The Policy Date of the PrinFlex Life Policy will be the date the exchange is effected, unless that date falls on the 29th, 30th or 31st of a month. In that event, the PrinFlex Life Policy will be dated on the 28th of the month.

Summary of Charges  Under  Policies

     The charges under the FVLI Policy and the PrinFlex Life Policy differ substantially, as summarized below. There may be other differences important to you and the prospectuses for both policies should be reviewed carefully before you decide whether to exchange your FVLI Policy for a PrinFlex Life Policy. The table does not include management fees and other expenses of the underlying mutual funds in which the Divisions of the Separate Account invest. Please refer to the prospectus for both policies for information regardomg these fees and expenses. A table summarizing charges under the respective policies follows:

                            FVLI POLICY                     PRINFLEX LIFE POLICY
FRONT-END                5% of all premiums                2.75% of all premiums
SALES LOAD                                                 up to one Target
                                                           Premium in a Policy
                                                           Year during the first
                                                           ten Policy Years;
                                                           0.75% of all premiums
                                                           in excess of Target
                                                           Premium during the
                                                           first ten Policy
                                                           Years; and 0.00% of
                                                           all premiums after
                                                           ten policy years.
                                                           (Credit is given for
                                                           time in the FVLI
                                                           Policy in calculating
                                                           front-end sales loads
                                                           on the PrinFlex Life
                                                           Policy).  A new 10-
                                                           year period for
                                                           imposition of fron-
                                                           end sales loads
                                                           commences with any
                                                           face amount increase
                                                           for all premium
                                                           payments attributable
                                                           to the increase.

PREMIUM                   2% of all premiums for state     2.20% of all premiums
TAX CHARGE                premium taxes                    for state and local
                                                           premium taxes (this
                                                           charge is not
                                                           deducted from amounts
                                                           transferred from the
                                                           FVLI Policy to the
                                                           PrinFlex Life Policy)

CHARGE FOR FEDERAL        None                             1.25% of all premiums
TAXES                                                      (this charge is not
                                                           decucted from amounts
                                                           transferred from the
                                                           FVLI Policy to the
                                                           PrinFlex Life Policy)

MONTHLY                   Currently $4.75 per month        During the first
ADMINISTRATIVE            (guaranteed never to exceed      Policy Year, an
CHARGE                    $5.00 per month)                 amount equal to $.40
                                                           for each $1,000 of
                                                           policy face amount
                                                           but not less than
                                                           $6.00 per month and
                                                           no greater than
                                                           $16.67 per month
                                                           (PrinFlex Life
                                                           Policies issued in
                                                           the exchange are
                                                           subject to first-year
                                                           administrative
                                                           charges).  After the
                                                           first Policy Year,
                                                           the monthly
                                                           administrative charge
                                                           is currently $6.00
                                                           (guaranteed to be no
                                                           more than $10.00).

POLICY LOANS               Interest on policy loans        During the first ten
                           is charged at an effective      years, interest on
                           annual rate of 8% and           policy loans is
                           interest on amounts in the      charged at an
                           loan account accrues at an      effective annual rate
                           annual rate of 6%               of 8% and interest on
                                                           amounts in the Loan
                                                           Account is credited
                                                           at an annual rate of
                                                           6%.  After the tenth
                                                           Policy Year, interest
                                                           on amounts in the
                                                           Loan Account is
                                                           credited at an annual
                                                           rate of 7.75%.  (For
                                                           PrinFlex Life
                                                           Policies issued in
                                                           the exchange,
                                                           interest crediting
                                                           rate on amounts in
                                                           the Loan Account is
                                                           based on Policy Date
                                                           of PrinFlex Life
                                                           Policy).

PARTIAL                   Allowed after the first policy   Allowed after second
SURRENDERS                anniversary, but no more than    policy anniversary
                          two times per Policy Year.       (PrinFlex Life
                          Minimum partial surrender is     Policies issued in
                          $500 and maximum is 50% of       the exchange are
                          Policy's net surrender value     subject to this
                          at the time the written request  limitation), but not
                          for surrender is received in     more than two times
                          the home office.  A transaction  per Policy Year.  The
                          charge of the lesser of $25.00   minimum partial
                          or 2% of the amount of each      surrender is $500 and
                          partial surrender applies.       the maximum in any
                          (The transaction charge will be  Policy Year is 75% of
                          waived for partial surrenders    the PrinFlex Life
                          to pay off loans in connection   Policy's Net
                          with the exchange).              Surrender Value as of
                                                           the date of the first
                                                           partial surrender
                                                           during the Policy
                                                           Year.  A transaction
                                                           charge of the lesser
                                                           of $25.00 or 2% of
                                                           the amount
                                                           surrendered is
                                                           imposed on each
                                                           partial surrender.

COST OF INSURANCE         COI charges each month are       COI charges are
("COI") CHARGES           based on attained age, sex       based on the same
                          (except where unisex values      factors as apply to
                          are mandated by law)             determine COI charges
                          smoking status, and risk         on the FVLI Policy
                          class.  No "preferred"           and two additional
                          underwriting classification      factors:  issue age
                          is available.                    and duration since
                                                           issue.  (For PrinFlex
                                                           Life Policies issued
                                                           in the exchange,
                                                           issue age and
                                                           duration since issue
                                                           are calculated based
                                                           on the Policy Date of
                                                           the PrinFlex Life
                                                           Policy.  "Preferred"
                                                           underwriting
                                                           classification is
                                                           available.

MORTALITY AND             Assessed daily on the assets     Deducted monthly from
EXPENSE RISKS             of each division at a current    the Policy Value
CHARGE                    annual rate of .75%              allocated to the
                          (guaranteed not to exceed .90%). Divisions at an
                                                           annual rate of .90%
                                                           of the value of the
                                                           PrinFlex Life Policy
                                                           allocated to the
                                                           Divisions.  The
                                                           charge is not
                                                           deducted from values
                                                           allocated to the
                                                           Fixed Account.  After
                                                           the ninth Policy
                                                           Year, the charge is
                                                           reduced to a 0.27%
                                                           annual rate.  (For
                                                           PrinFlex Life
                                                           Policies issued in
                                                           the exchange, the
                                                           charge is calculated
                                                           based on the Policy
                                                           Date of the PrinFlex
                                                           Life Policy).

SURRENDER                 10-year surrender charge         10-year surrender
CHARGES                   period.  Surrender charge        charge period.
                          consists of contingent           Surrender charge
                          deferred sales load that never   consists of
                          exceeds 25% of minimum           Contingent Deferred
                          required first year premium,     Sales Charge of up
                          and contingent deferred          to 47.25% of premium
                          administrative charge that       payments up to a
                          varies with age and (where       maximum of two Target
                          allowed by law) sex of the       Premiums and a
                          insured from $0.43 per           contingent deferred
                          $1,000 of face amount to         administration charge
                          $10.58 per $1,000 of face        of $3.00 per $1,000
                          amount.                          of face amount for
                                                           the first $500,000
                                                           of face amount.
                                                           (Credit is given for
                                                           time in the FVLI
                                                           Policy in calculating
                                                           surrender charges on
                                                           the PrinFlex Life
                                                           Policy).  A new 10-
                                                           year surrender charge
                                                           period commences with
                                                           respect to face
                                                           amount increases to
                                                           the PrinFlex Life
                                                           Policy.

   Policy Free Look and Calculation of Certain Time Periods for PrinFlex Life
                         Policies Acquired by Exchange

     For PrinFlex Life Policies acquired by exchange, the free look, incontestability, and suicide clause time periods shall be calculated as if the Policy Date of the PrinFlex Life Policy were the Policy Date of the FVLI Policy. Therefore, any of these periods that had expired under the FVLI Policy will not start anew, and any that had not expired will continue until they originally were to expire. For FVLI Policies with one or more face amount increases or riders added after issue, the new suicide clause and incontestability time periods for the increases in face amount or riders carry over to the PrinFlex Life Policy.

     Values transferred from an FVLI Policy to a PrinFlex Life Policy issued in an exchange, and all additional net premium payments made to the PrinFlex Life Policy, will be allocated immediately among the Divisions and the Fixed Account in accordance with the policyowners current allocation instructions. (By contrast, for a PrinFlex Life Policy not acquired by exchange the initial Net Premium Payment and any additional premiums received prior to the Effective Date and during the first 20 days from the Effective Date are allocated to the Money Market Division until the 21st day from the Effective Date of the PrinFlex Life Policy).

Risk Class for PrinFlex Life Policies Acquired by Exchange

     The risk class for a PrinFlex Life Policy acquired by exchange will be the one most similar to the risk class for the exchanged FVLI Policy. If an FVLI Policy includes a face amount increase at a risk class less favorable than that for the FVLI Policy as originally issued, then the PrinFlex Life Policy will be issued at the risk class most similar to that for the FVLI Policy as originally issued. New evidence of insurability will not be required as a condition of the exchange unless (i) the owner requests one or more of certain optional insurance riders under the PrinFlex Life Policy that were not a part of the FVLI Policy;
(ii) the owner applies to have the insureds underwriting class upgraded to the preferred class that is offered under the PrinFlex Life Policy but not under the FVLI Policy or (iii) the owner requests a face amount increase at the time of the exchange. The PrinFlex Life Policys $50,000 minimum face amount increase will be reduced to $25,000 for increases requested at the time of the exchange. If new underwriting is required as part of the exchange because of reason number
(ii) above, a charge of $100 normally would be imposed. If the owner also requests a face amount increase of $25,000 or more at the time of the exchange, however, this $100 charge for the new underwriting will be waived. Any increase in face amount, upgrade to a preferred rating or any new rider added in connection with an exchange will take effect on the next Monthly Date following underwriting approval.

Minimum Required Premium

     Under the FVLI Policy, payment of a minimum required premium is required during the first policy year. For a PrinFlex Life Policy not acquired by exchange, payment of a Minimum Required Premium is required during the first two Policy Years. For a PrinFlex Life Policy acquired by exchange of an FVLI Policy, there will be no Minimum Required Premium even if the FVLI Policy was within the first policy year.

     A PrinFlex Life Policy (other than one acquired by exchange) will not terminate during the first 24 months following the Policy Date even if the Net Surrender Value of the PrinFlex Life Policy on a Monthly Date is less than the Monthly Policy Charge, provided that no policy loans have been taken and the policyowner has paid at least the Minimum Required Premium. Because the Minimum Required Premium does not apply to a PrinFlex Life Policy acquired by exchange, such a policy will enter a grace period during the first 24 Policy Months (and thereafter) if the Net Surrender Value on a Monthly Date is less than the Monthly Policy Charge, even if no loans have been taken. (However, if the PrinFlex Life Policy has a death benefit guarantee rider, the Policy will not enter a grace period if the terms of the rider are satisfied).

Policy  Riders

     Where permitted by law, the following riders are currently available for issue with the FVLI Policy: Cost of Living Increase, Waiver of Monthly Deductions, Guaranteed Increase Option, Accidental Death Benefit, Children Term Insurance, Spouse Term Insurance, Change of Insured, Accelerated Death Benefit, and Death Benefit Guarantee. The Guaranteed Increase Option is not available on the PrinFlex Life Policy. With that exception, the same or corresponding riders are available on the PrinFlex Life Policy. There are differences between the terms of some riders available for issue with the FVLI Policy and the corresponding riders available for issue with the PrinFlex Life Policy. Where permitted by law, the following additional riders are available on the PrinFlex Life Policy that are not available on the FVLI Policy: Waiver of Specified Premium, Salary Increase, Extra Protection Increase, Extended Coverage, and Accounting Benefit.

     If an FVLI Policy with one or more policy riders is exchanged, then except as provided below, the policyowner may elect to have the PrinFlex Life Policy issued with the same riders (or, if the terms of the available rider differ for the PrinFlex Life Policy, the corresponding rider) by applying for the rider on the exchange offer application. However, if the FVLI Policy has a Cost of Living Increase Rider, then the PrinFlex Life Policy will be issued with a Cost of Living Increase Rider automatically. If a PrinFlex Life Policy with a Cost of Living Increase Rider is issued in the exchange, the first cost of living increase offer under the PrinFlex Life Policy will be three years after the Policy Date of the PrinFlex Life Policy.

     The death benefit guarantee rider is available for issue with both the FVLI Policy and the PrinFlex Life Policy. The terms of the rider differ between the FVLI Policy and the PrinFlex Life Policy. The death benefit guarantee rider is included automatically on all FVLI Policies but, where permitted by law, is only included on a PrinFlex Life Policy if the insured is under age 65 at issue and if the planned periodic premium at issue is equal to or greater than the guaranteed death benefit premium amount specified for the PrinFlex Life Policy. While the death benefit guarantee rider under the FVLI Policy can apply throughout the insureds life, the comparable rider under the PrinFlex Life Policy terminates on the later of the age 65 policy anniversary or five years after the effective date of the rider. If an FVLI Policy has the death benefit guarantee rider, the PrinFlex Policy will be issued with the comparable death benefit guarantee rider only if the insured is under age 65 on the date of exchange and the planned periodic premium is equal to or greater than the death benefit guarantee premium.

     Certain riders available under the PrinFlex Life Policy may be applied for in connection with the exchange offer application, subject to underwriting approval. Additional information about riders and the differences between them is available from the Company.